                                                                    Exhibit 99.1


                        BANC OF AMERICA SECURITIES [LOGO OMITTED]


--------------------------------------------------------------------------------

RMBS NEW ISSUE TERM SHEET

$421,277,000 CERTIFICATES (APPROXIMATE)

ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
Offered Classes: A-1, A-2, A-3, M-1, M-2, M-3, M-4, M-5 & M-6

ASSET BACKED FUNDING CORPORATION
Depositor

WMC MORTGAGE CORP.
Originator

HOMEQ SERVICING CORPORATION
Servicer

THE MURRAYHILL COMPANY
Credit Risk Manager


OCTOBER 29, 2003



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
        $421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS



        >>   SUMMARY OF CERTIFICATES                                PP. 3

        >>   IMPORTANT DATES AND CONTACTS                           PP. 4

        >>   SUMMARY OF TERMS                                       PP. 5

        >>   CREDIT ENHANCEMENT                                     PP. 7

        >>   PASS-THROUGH RATES                                     PP. 9

        >>   TRIGGER EVENTS AND DESCRIPTION OF STEPDOWN DATE        PP. 11

        >>   YIELD MAINTENANCE AGREEMENT(S)                         PP. 12

        >>   WATERFALL                                              PP. 13

        >>   DEFINITIONS                                            PP. 17

        >>   BOND SUMMARY                                           PP. 22

        >>   CAP SCHEDULES                                          PP. 26




        ANNEX A
        -------
        COLLATERAL INFORMATION CAN BE LOCATED IN THE ACCOMPANYING
        ABFC 2003-WMC1 ANNEX A



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
        $421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                    SUMMARY OF CERTIFICATES
------------------------------------------------------------------------------------------------------------------------------
                                                                  Expected       Expected Last
               Expected                            Expected       Principal        Scheduled
             Approximate    Interest   Principal   WAL (yrs)    Window (mos)     Distribution
  Class         Size*         Type       Type      CALL/MAT       CALL/MAT          Date**
                                                                                     CALL              Expected Ratings
------------------------------------------------------------------------------------------------------------------------------
                                                                                                  MOODY'S     S&P     FITCH
------------------------------------------------------------------------------------------------------------------------------
  A-1***     212,514,000    Floating      Sen                   NOT OFFERED HEREBY***               Aaa       AAA      AAA
------------------------------------------------------------------------------------------------------------------------------
   A-2       107,344,000    Floating    Sen-Seq    1.49 / 1.49   1-51/1-51      February 2008       Aaa       AAA      AAA
------------------------------------------------------------------------------------------------------------------------------
   A-3        27,631,000    Floating    Sen-Seq    6.23 / 7.30 51-88/ 51-187      March 2011        Aaa       AAA      AAA
------------------------------------------------------------------------------------------------------------------------------
   M-1        27,670,500    Floating     Mezz       4.99/5.50   40-88/40-164      March 2011        Aa2       AA        AA
------------------------------------------------------------------------------------------------------------------------------
   M-2        19,519,500    Floating     Mezz       4.92/5.38   39-88/39-148      March 2011        A2        A         A+
------------------------------------------------------------------------------------------------------------------------------
   M-3        9,438,000     Floating     Mezz       4.90/5.28   38-88/38-131      March 2011        A3        A-        A
------------------------------------------------------------------------------------------------------------------------------
   M-4        6,435,000     Floating     Mezz       4.89/5.20   38-88/38-119      March 2011       Baa1      BBB+      BBB+
------------------------------------------------------------------------------------------------------------------------------
   M-5        5,577,000     Floating     Mezz       4.87/5.06   37-88/37-108      March 2011       Baa2      BBB       BBB
------------------------------------------------------------------------------------------------------------------------------
   M-6        5,148,000     Floating     Mezz       4.81/4.83   37-88/37-94       March 2011       Baa3      BBB-      BBB-
------------------------------------------------------------------------------------------------------------------------------

* The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
** The Expected Last Scheduled Distribution Dates have been calculated based on the Pricing Speed to Call and other modeling assumptions.
*** The Class A-1 Certificates will be offered pursuant to the prospectus, however, will be excluded from this term sheet.


--------------------------------------------------------------------------------
STRUCTURE:
----------
(1) The Class A-1 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class A-2 and the Class A-3 Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Mezzanine Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans.
(2) The margin on the Class A Certificates will double and the margins on the Mezzanine Certificates will equal 1.5x their original margins after the Optional Termination Date.
(3) The Offered Certificates will be subject to a Net WAC Rate as described herein.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                 PRICING SPEED
--------------------------------------------------------------------------------
ADJUSTABLE-RATE           100% ARM PPC
MORTGAGE LOANS            28% CPR
--------------------------------------------------------------------------------
FIXED-RATE MORTGAGE       100% FRM PPC

                          LOANS 100% FRM PPC assumes that prepayments start at 2.3% CPR in month one, increase by 2.3% each month to 23% CPR in month ten, and remain at 23% CPR thereafter.
--------------------------------------------------------------------------------




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
        $421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                   SUMMARY OF IMPORTANT DATES
-----------------------------------------------------------------------------------------------------------------------------
DEAL INFORMATION                                                     COLLATERAL INFORMATION
Expected Pricing                10/30/2003                           Statistical Cut-off Date          10/01/2003
Expected Settlement             11/25/2003                           Cut-off Date                      11/01/2003
First Distribution              12/25/2003
Expected Stepdown               12/25/2006

BOND INFORMATION
                                                                                     Expected                  REMIC
    Class        Dated Date        Initial        Accrual Method      Delay       Last Scheduled              Maturity
                                 Accrual Days                          Days      Distribution Date *          Date **

     A-1                                                 NOT OFFERED HEREBY

     A-2         11/25/2003           0               Act/360            0          February 2008            10/25/2033
     A-3         11/25/2003           0               Act/360            0           March 2011              10/25/2033
     M-1         11/25/2003           0               Act/360            0           March 2011              10/25/2033
     M-2         11/25/2003           0               Act/360            0           March 2011              10/25/2033
     M-3         11/25/2003           0               Act/360            0           March 2011              10/25/2033
     M-4         11/25/2003           0               Act/360            0           March 2011              10/25/2033
     M-5         11/25/2003           0               Act/360            0           March 2011              10/25/2033
     M-6         11/25/2003           0               Act/360            0           March 2011              10/25/2033
----------------------------------------------------------------------------------------------------------------------------

* The Expected Last Scheduled Distribution Date is calculated based on the Pricing Speed to Call and other modeling assumptions.
** The REMIC Maturity Date is the Distribution Date following the maturity date for the Mortgage Loan with the latest possible maturity date.


------------------------------------------------------------------------------------------------------------------------------
                                    CONTACTS
------------------------------------------------------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

MORTGAGE TRADING/SYNDICATE                                         Tel:  (704) 388-1597
--------------------------                                         Fax:  (704) 335-5904

Chris Hentemann                                                    chris.c.hentemann@bankofamerica.com

Jeff Willoughby                                                    jeff.t.willoughby@bankofamerica.com

Rob Karr                                                           robert.h.karr@bankofamerica.com

Patrick Beranek                                                    patrick.beranek@bankofamerica.com

PRINCIPAL FINANCE GROUP                                            Fax: (704) 388-9668
-----------------------

Mary Rapoport                                                      Tel: (704) 387-0998
                                                                   mary.e.rapoport@bankofamerica.com

Juanita Deane-Warner                                               Tel: (704) 683-5445
                                                                   juanita.l.deane-warner@bankofamerica.com

Shaun Ahmad                                                        Tel:  (704) 387-2658
                                                                   shaun.ahmad@bankofamerica.com

Rajneesh Salhotra                                                  Tel: (704) 386-1540
                                                                   rajneesh.salhotra@bankofamerica.com

Pinar Kip                                                          Tel: (704) 387-1852
                                                                   pinar.kip@bankofamerica.com
RATING AGENCIES
Phoebe Yu - Moody's                                                (212) 553-3712
Jamie Moy - Fitch                                                  (212) 908-0862
Bridget Steers - S&P                                               (212) 438-2610
------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
        $421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------
ISSUER:                            ABFC 2003-WMC1 Trust (the "Trust")

TITLE OF SECURITIES:               Asset Backed Funding Corporation Asset-Backed
                                   Certificates, Series 2003-WMC1

OFFERED CERTIFICATES:              The Class A-1, Class A-2 and Class A-3
                                   Certificates (the "Class A Certificates") and the Class M-1, Class M-2, Class M-3, Class
                                   M-4, Class M-5 and Class M-6 Certificates
                                   (the "Mezzanine Certificates")

OFFERING TYPE:                     All the Offered Certificates will be offered
                                   publicly pursuant to a Prospectus

DEPOSITOR:                         Asset Backed Funding Corporation

ORIGINATOR:                        WMC Mortgage Corp.

SERVICER:                          HomEq Servicing Corporation

TRUSTEE AND CUSTODIAN:             JPMorgan Chase Bank

CREDIT RISK MANAGER:               The Murrayhill Company

LEAD MANAGER AND BOOKRUNNER:       Banc of America Securities LLC

CO-MANAGERS:                       Bear, Stearns & Co. Inc. and Countrywide
                                   Securities Corporation

CLOSING DATE:                      On or about November 25, 2003

TAX STATUS:                        The Offered Certificates will be designated
                                   as regular interests in one or more REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISA ELIGIBILITY:                 All of the Offered Certificates are expected
                                   to be ERISA eligible under Banc of America
                                   Securities LLC's administrative exemption from certain prohibited transaction rules granted by the Department of Labor as long as
                                   (i) conditions of the exemption under the control of the investor are met and (ii) the Offered Certificates remain in the four highest rating categories.

SMMEA ELIGIBILITY:                 The Offered Certificates are NOT expected to
                                   constitute "mortgage related securities" for purposes of SMMEA.

DISTRIBUTION DATES:                The 25th of each month, or if such day is not
                                   a business day, the next succeeding business day, beginning in December 2003.

ACCRUED INTEREST:                  The price to be paid by investors for the
                                   Offered Certificates will not include accrued interest (settle flat).

DAY COUNT:                         With respect to the Offered Certificates,
                                   Actual/360.

PAYMENT DELAY:                     With respect to the Offered Certificates,
                                   0 days.

SERVICING FEE:                     Approximately 0.50% per annum on the
                                   aggregate principal balance of the Mortgage
                                   Loans.

TRUSTEE FEE:                       Approximately 0.006% per annum on the
                                   aggregate principal balance of the Mortgage
                                   Loans.





Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
        $421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

CREDIT RISK MANAGER FEE:           Approximately 0.0175% per annum on the
                                   aggregate principal balance of the Mortgage
                                   Loans.

CUT-OFF DATE:                      November 1, 2003

STATISTICAL CUT-OFF DATE:          October 1, 2003

MORTGAGE LOANS:                    As of the Statistical Cut-off Date, the
                                   aggregate principal balance of the Mortgage
                                   Loans was approximately $432,724,004 of
                                   which: (i) approximately $264,640,871
                                   consisted of a pool of conforming balance fixed-rate and adjustable-rate Mortgage Loans
                                   (the "Group I Mortgage Loans") and (ii)
                                   approximately $168,083,133 consisted of a pool of non-conforming balance fixed-rate and adjustable-rate mortgage loans (the "Group II
                                   Mortgage Loans" and, together with the Group
                                   I Mortgage Loans, the "Mortgage Loans"). SEE
                                   THE ACCOMPANYING ABFC 2003-WMC1 COLLATERAL
                                   ANNEX FOR ADDITIONAL INFORMATION ON THE
                                   MORTGAGE LOANS.

OPTIONAL TERMINATION DATE:         The first Distribution Date on which the
                                   aggregate principal balance of the Mortgage
                                   Loans declines to 10% or less of the
                                   aggregate principal balance of the Mortgage
                                   Loans as of the Cut-off Date ("Cut-Off Date
                                   Principal Balance").

MONTHLY SERVICER ADVANCES:         The Servicer will be obligated to advance its
                                   own funds in an amount equal to the aggregate of all payments of principal and interest
                                   (net of Servicing Fees) that were due during the related period on the Mortgage Loans.
                                   Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds.

AVAILABLE FUNDS:                   Available Funds will be equal to the sum of
                                   the following amounts with respect to the Mortgage Loans, net of amounts reimbursable therefrom to the Servicer or the Trustee: (i) the aggregate amount of monthly payments on the Mortgage Loans due on the related Due
                                   Date and received by the Trustee prior to the Distribution Date, after deduction of the Trustee Fee for such Distribution Date, the
                                   Servicing Fee for such Distribution Date and the Credit Risk Manager Fee for such
                                   Distribution Date, (ii) unscheduled payments in respect of the Mortgage Loans, including prepayments, Insurance Proceeds, Net
                                   Liquidation Proceeds and proceeds from
                                   repurchases of and substitutions for such Mortgage Loans occurring during the related prepayment period, excluding prepayment charges, (iii) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling and Servicing
                                   Agreement, the termination price and (iv) payments from the Servicer in connection with Advances and prepayment interest shortfalls for such Distribution Date.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
        $421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

CREDIT ENHANCEMENT:    Credit enhancement for the structure is provided by
                       Excess Cashflow, overcollateralization and subordination.

                       CERTIFICATE CREDIT ENHANCEMENT
                       ------------------------------

                       (1) The Class A Certificates are enhanced by Excess Cashflow, approximately 17.20% in subordinate certificates and the Overcollateralization Amount.

                       (2) The Class M-1 Certificates are enhanced by Excess Cashflow, approximately 10.75% in subordinate certificates and the Overcollateralization Amount

                       (3) The Class M-2 Certificates are enhanced by Excess Cashflow, approximately 6.20% in subordinate certificates and the Overcollateralization Amount.

                       (4) The Class M-3 Certificates are enhanced by Excess Cashflow, approximately 4.00% in subordinate certificates and the Overcollateralization Amount.

                       (5) The Class M-4 Certificates are enhanced by Excess Cashflow, approximately 2.50% in subordinate certificates and the Overcollateralization Amount.

                       (6) The Class M-5 Certificates are enhanced by Excess Cashflow, approximately 1.20% in subordinate certificates and the Overcollateralization Amount.

                       (7) The Class M-6 Certificates are enhanced by Excess Cashflow and the Overcollateralization Amount.

EXPECTED CREDIT
SUPPORT PERCENTAGE:                                            After Stepdown
                         Class      Initial Credit Support         Support
                         -----      ----------------------    ----------------
                          A                19.00%                  38.00%
                         M-1               12.55%                  25.10%
                         M-2               8.00%                   16.00%
                         M-3               5.80%                   11.60%
                         M-4               4.30%                    8.60%
                         M-5               3.00%                    6.00%
                         M-6               1.80%                    3.60%

EXPECTED               Prior to the Stepdown Date, the Overcollateralization
OVERCOLLATERALIZATION  Target Amount will be approximately 1.80% of the
TARGET AMOUNT:         aggregate Principal Balance of the Mortgage Loans as of
                       the Cut-off Date. The Overcollateralization Target Amount on or after the Stepdown Date will be the lesser of approximately (a) 1.80% of the aggregate Principal
                       Balance of the Mortgage Loans as of the Cut-off Date and
                       (b) 3.60% of the aggregate Principal Balance of the Mortgage Loans for the related Distribution Date, subject to a floor equal to 0.50% of the aggregate Principal
                       Balance of the Mortgage Loans as of the Cut-off Date;
                       provided however, if a Trigger Event has occurred on the related Distribution Date, the Overcollateralization
                       Target Amount will be equal to the Overcollateralization
                       Target Amount for the previous Distribution Date.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
        $421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------


OVERCOLLATERALIZATION RELEASE    The Overcollateralization Release Amount means,
AMOUNT:                          with respect to any Distribution Date on or
                                 after the Stepdown Date on which a Trigger
                                 Event is not in effect, the excess, if any, of
                                 (i) the Overcollateralization Amount for such Distribution Date (assuming that 100% of the
                                 Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target
                                 Amount for such Distribution Date.

OVERCOLLATERALIZATION            As of any Distribution Date, the
DEFICIENCY AMOUNT:               Overcollateralization Deficiency Amount is the
                                 excess, if any, of (a) the
                                 Overcollateralization Target Amount for such
                                 Distribution Date over (b) the
                                 Overcollateralization Amount for such
                                 Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal Distribution Amount (but not the
                                 Extra Principal Distribution Amount) on such
                                 Distribution Date, but prior to taking into account any Realized Losses allocated to any class of Certificates on such Distribution
                                 Date.

OVERCOLLATERALIZATION AMOUNT:    The Overcollateralization Amount is equal to
                                 the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Offered Certificates.
                                 On the Closing Date, the Overcollateralization
                                 Amount is expected to approximately equal the Overcollateralization Target Amount. To the extent the Overcollateralization Amount is reduced below the Overcollateralization Target
                                 Amount, Excess Cashflow will be directed to build the Overcollateralization Amount until the Overcollateralization Target Amount is reached.

EXCESS CASHFLOW:                 For the Offered Certificates on each
                                 Distribution Date is equal to the sum of (x) any Overcollateralization Release Amount and
                                 (y) the excess of the Available Funds over the sum of (i) the interest paid on the Offered
                                 Certificates and (ii) the Principal Remittance
                                 Amount.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
        $421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS-THROUGH RATES
--------------------------------------------------------------------------------

The Pass-Through Rate for each class of the Offered Certificates for any Distribution Date will be the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

FORMULA RATE:

The Formula Rate is the lesser of:

     (i) the sum of (a) one-month LIBOR as determined for the related period and (b) the certificate margin for the applicable class; and

     (ii) the Maximum Cap Rate for such Distribution Date.

On each Distribution Date after the Optional Termination Date, the certificate margin for the Class A Certificates will be 2 times the related initial certificate margin, and for the Mezzanine Certificates, the related certificate margin will be 1.5 times the related initial certificate margin.

ADJUSTED NET MORTGAGE RATE:

The Adjusted Net Mortgage Rate for each Mortgage Loan is equal to the mortgage interest rate less the sum of (i) the Servicing Fee Rate, (ii) the Trustee Fee Rate and (iii) the Credit Risk Manager Fee.

ADJUSTED NET MAXIMUM MORTGAGE RATE:

The Adjusted Net Maximum Mortgage Rate for each Mortgage Loan is equal to the maximum mortgage interest rate (or the mortgage interest rate in the case of any Fixed Rate Mortgage Loan) less the sum of (i) the Servicing Fee Rate, (ii) the Trustee Fee Rate and (iii) the Credit Risk Manager Fee.

MAXIMUM CAP RATE:

The Maximum Cap Rate for the Class A-1 Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group I Mortgage Loans.

The Maximum Cap Rate for the Class A-2 and Class A-3 Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group II Mortgage Loans.

The Maximum Cap Rate for the Mezzanine Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group I and Group II Mortgage Loans, weighted proportionally between the two loan groups in the proportion that (i) the difference between (a) the aggregate principal balance of the Group I Mortgage Loans as of the beginning of the collection period and (b) the certificate principal balance of the Class A-1 Certificates before such Distribution Date, bears to (ii) the difference between (a) the aggregate principal balance of the Group II Mortgage Loans as of the beginning of such collection period and (b) the aggregate certificate principal balance of the Class A-2 and Class A-3 Certificates before such Distribution Date.

NET WAC RATE:

The Net WAC Rate for the Class A-1 Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group I Mortgage Loans.

The Net WAC Rate for the Class A-2 and Class A-3 Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group II Mortgage Loans.

The Net WAC Rate for the Mezzanine Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal of the Adjusted Net Mortgage Rates of the Group I and Group II Mortgage Loans, weighted proportionally between the two loan groups in the proportion that (i) the difference between (a) the aggregate principal balance of the Group I Mortgage Loans as of the beginning of the collection period and (b) the certificate principal balance of the Class A-1 Certificates before such Distribution Date, bears to (ii) the difference between
(a) the aggregate principal balance of the Group II Mortgage Loans as of the beginning of such collection period and (b) the aggregate certificate principal balance of the Class A-2 and Class A-3 Certificates before such Distribution Date.





Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
        $421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS-THROUGH RATES
--------------------------------------------------------------------------------

NET WAC RATE CARRYOVER AMOUNT:

If, on any Distribution Date the Pass-Through Rate for a class of Offered Certificates is limited by the related Net WAC Rate, the "Net WAC Rate Carryover Amount" for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest actually accrued on such class based on the related Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from any prior Distribution Dates together with accrued interest at the related Formula Rate. Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

























Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
        $421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               TRIGGER EVENT AND EXPLANATION OF THE STEPDOWN DATE
--------------------------------------------------------------------------------


TRIGGER EVENT:       A Trigger Event exists with respect to any Distribution
                     Date on or after the Stepdown Date (i) if the three month rolling average of 60+ day delinquent loans (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than 42.75% of the senior enhancement percentage or (ii) if the Cumulative
                     Realized Loss Percentage exceeds the values defined below for such Distribution Date:

                                                          CUMULATIVE REALIZED
                           DISTRIBUTION DATES               LOSS PERCENTAGE
                           ------------------             -------------------
                      December 2006 - November 2007               2.75%
                      December 2007 - November 2008               4.25%
                      December 2008 - November 2009               5.50%
                      December 2009 - November 2010               6.25%
                         December 2010 and after                  6.50%

STEPDOWN DATE:       The earlier to occur of (i) the Distribution Date on which the aggregate principal balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in December 2006 and (b) the first
                     Distribution Date on which the Credit Enhancement
                     Percentage is greater than or equal to 38.00%. The Credit
                     Enhancement Percentage is obtained by dividing (x) the aggregate certificate principal balance of the Mezzanine
                     Certificates plus the Overcollateralization Amount (before taking into account distributions of principal on such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period.




















Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
        $421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           YIELD MAINTENANCE AGREEMENT
--------------------------------------------------------------------------------
On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [](the "Counterparty") for the benefit of the Offered Certificates. The notional balance of the Yield Maintenance Agreement and the strike prices are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 8.88%. The Yield Maintenance Agreement will terminate after the Distribution Date in February 2007.


------------------------------------------------------------------------------------------------------------------------------
                      YIELD MAINTENANCE AGREEMENT SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
     PERIOD                NOTIONAL                STRIKE                PERIOD              NOTIONAL             STRIKE
---------------------------------------------------------------------------------- -------------------------------------------
       1              $429,000,000.00              6.07                    21              $255,679,576.34         5.89
       2              $419,344,187.11              5.87                    22              $248,973,067.68         7.03
       3              $409,685,036.46              5.87                    23              $242,481,530.94         7.28
       4              $400,017,615.54              6.30                    24              $236,159,301.13         7.03
       5              $390,338,680.34              5.88                    25              $230,001,944.31         7.28
       6              $380,646,503.33              6.08                    26              $224,005,150.38         7.03
       7              $370,941,104.49              5.88                    27              $218,164,722.34         7.03
       8              $361,226,243.61              6.09                    28              $212,476,573.27         8.50
       9              $351,749,200.15              5.88                    29              $206,951,703.30         7.64
      10              $342,520,898.37              5.88                    30              $201,570,499.32         7.90
      11              $333,534,938.86              6.09                    31              $196,329,210.83         7.63
      12              $324,784,929.74              5.88                    32              $191,224,190.97         7.90
      13              $316,264,646.38              6.09                    33              $186,251,888.30         7.63
      14              $307,968,042.69              5.88                    34              $181,408,844.25         8.26
      15              $299,889,232.18              5.89                    35              $176,704,223.55         8.60
      16              $292,022,483.77              6.56                    36              $172,122,467.48         8.30
      17              $284,362,236.53              5.89                    37              $167,659,474.11         8.59
      18              $276,903,048.21              6.10                    38              $163,312,157.32         8.30
      19              $269,639,619.11              5.89                    39              $159,077,511.54         8.30
      20              $262,566,799.70              6.10
------------------------------------------------------------------------------------------------------------------------------
















Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
        $421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTRIONS
--------------------------------------------------------------------------------
   I. On each Distribution Date, the Group I Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

   (i) to the holders of the Class A-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

   (ii) to the holders of the Class A-1 Certificates, the Unpaid Interest Shortfall Amount, if any, for such class for such Distribution Date; and

   (iii) concurrently, to the holders of the Class A-2 and Class A-3 Certificates, pro rata, the remaining Accrued Certificate Interest and then the remaining Unpaid Interest Shortfall Amount, if any, for each such class for such Distribution Date to the extent not distributed pursuant to II(i) and II(ii) below.

   II. On each Distribution Date, the Group II Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

   (i) concurrently, to the holders of the Class A-2 and Class A-3 Certificates, pro rata, Accrued Certificate Interest for each such class for such Distribution Date;

   (ii) concurrently, to the holders of the Class A-2 and Class A-3 Certificates, pro rata, the Unpaid Interest Shortfall Amount, if any, for each such class for such Distribution Date; and

   (iii) to the holders of the Class A-1 Certificates, the remaining Accrued Certificate Interest and then the remaining Unpaid Interest Shortfall Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to I(i) and I(ii) above.

   III. On each Distribution Date, following the distributions made pursuant to clauses I and II above, the Trustee shall make the following disbursements and transfers in the order of priority described below, in each case to the extent of the sum of the Group I Interest Remittance Amount and Group II Interest Remittance Amount remaining undistributed for such Distribution Date:

   (i) to the holders of the Class M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

   (ii) to the holders of the Class M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

   (iii) to the holders of the Class M-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

   (iv) to the holders of the Class M-4 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

   (v) to the holders of the Class M-5 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

   (vi) to the holders of the Class M-6 Certificates, Accrued Certificate Interest for such class for such Distribution Date; and

   (vii)    any remainder as described under "Excess Cashflow Distribution."






Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
        $421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

I. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group I Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

   (i) to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero; and

   (ii) to the holders of the Class A-2 and Class A-3 Certificates, sequentially, until the certificates principal balances thereof have been reduced to zero, to the extent not distributed pursuant to II(i) below.

II. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group II Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

   (i) to the holders of the Class A-2 and Class A-3 Certificates, sequentially, until the certificate principal balances thereof have been reduced to zero;

   (ii) to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to I(i) above.

III. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the sum of the Group I Principal Distribution Amount and the Group II Principal Distribution Amount remaining undistributed after I and II above for such Distribution Date shall be made in the following amounts and order of priority:

   (i) to the Class M-1 Certificates until the certificate principal balance is reduced to zero;

   (ii) to the Class M-2 Certificates until the certificate principal balance is reduced to zero;

   (iii) to the Class M-3 Certificates until the certificate principal balance is reduced to zero;

   (iv) to the Class M-4 Certificates until the certificate principal balance is reduced to zero;

   (v) to the Class M-5 Certificates until the certificate principal balance is reduced to zero; and

   (vi) to the Class M-6 Certificates until the certificate principal balance is reduced to zero.














Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
        $421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------
IV. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group I Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

   (i) to the holders of the Class A-1 Certificates, the Class A-1 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero; and

   (ii) to the holders of the Class A-2 and Class A-3 Certificates, sequentially, the Class A-2/A-3 Principal Distribution Amount, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to V(i) below.

V. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group II Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

   (i) to the holders of the Class A-2 and Class A-3 Certificates, sequentially, the Class A-2/A-3 Principal Distribution Amount, until the certificate principal balances thereof have been reduced to zero;

   (ii) to the holders of the Class A-1 Certificates, the Class A-1 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to IV(i) above.

VI. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the sum of the Group I Principal Distribution Amount and the Group II Principal Distribution Amount remaining undistributed after IV through V above for such Distribution Date shall be made in the following amounts and order of priority:

   (i) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

   (ii) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

   (iii) to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

   (iv) to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

   (v) to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero; and

   (vi) to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero.

















Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
        $421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          EXCESS CASHFLOW DISTRIBUTION
--------------------------------------------------------------------------------
On each Distribution Date, any excess cashflow shall be paid as follows:

   (i) to build or maintain the Overcollateralization Amount to the Overcollateralization Target Amount;

   (ii)     to the Class M-1 Certificates, any Unpaid Interest Shortfall Amount;

   (iii)    to the Class M-1 Certificates, any Allocated Realized Loss Amounts;

   (iv)     to the Class M-2 Certificates, any Unpaid Interest Shortfall Amount;

   (v)      to the Class M-2 Certificates, any Allocated Realized Loss Amounts;

   (vi)     to the Class M-3 Certificates, any Unpaid Interest Shortfall Amount;

   (vii)    to the Class M-3 Certificates, any Allocated Realized Loss Amounts;

   (viii)   to the Class M-4 Certificates, any Unpaid Interest Shortfall Amount;

   (ix)     to the Class M-4 Certificates, any Allocated Realized Loss Amounts;

   (x)      to the Class M-5 Certificates, any Unpaid Interest Shortfall Amount;

   (xi)     to the Class M-5 Certificates, any Allocated Realized Loss Amount;

   (xii)    to the Class M-6 Certificates, any Unpaid Interest Shortfall Amount;

   (xiii)   to the Class M-6 Certificates, any Allocated Realized Loss Amount;

   (xiv) to the Excess Reserve Fund Account, an amount equal to the excess, if any, of the Net WAC Rate Carryover Amounts, over the sum of any funds on deposit in the Excess Reserve Fund Account and any payments received by the Trustee under the Yield Maintenance Agreement;

   (xv) from funds on deposit in the Excess Reserve Fund Account, an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts with respect to the Class A and Mezzanine Certificates to such Certificates in the same order and priority in which Accrued Certificate Interest is allocated; and

   (xvi) any remaining amounts to Certificates which are not publicly offered.


















Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
        $421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
ACCRUED CERTIFICATE INTEREST:    Accrued Certificate Interest for each Class of
                                 Offered Certificates for each Distribution Date means an amount equal to the interest accrued during the related accrual period on the certificate principal balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the Relief
                                 Act or similar state laws for such Distribution
                                 Date.

UNPAID INTEREST SHORTFALL        The Unpaid Interest Shortfall Amount means (i)
AMOUNT:                          for each class of Offered Certificates and the
                                 first Distribution Date, zero, and (ii) with respect to each class of Offered Certificates and any Distribution Date after the first
                                 Distribution Date, the amount, if any, by which
                                 (a) the sum of (1) Accrued Certificate Interest for such class for the immediately preceding
                                 Distribution Date and (2) the outstanding
                                 Unpaid Interest Shortfall Amount, if any, for such class for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such class in respect of interest on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such class on such preceding
                                 Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such class for the related accrual period.

ALLOCATED REALIZED LOSS          An Allocated Realized Loss Amount with respect
AMOUNT:                          to any class of the Mezzanine Certificates and
                                 any Distribution Date is an amount equal to the sum of any Realized Loss allocated to that class of Certificates on such Distribution Date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous
                                 Distribution Date.

REALIZED LOSSES:                 A Realized Loss is (i) as to any Mortgage Loan
                                 that is liquidated, the unpaid principal balance thereof less the net proceeds from the liquidation of, and any insurance proceeds from, such Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Mortgage Loan, (ii) to the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Mortgage Loans and (iii) a reduction in the principal balance of a Mortgage Loan resulting from a modification by the Servicer.

                                 All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the Excess Cashflow, second in reduction of the Overcollateralization Amount, third to the Class M-6 Certificates, fourth to the Class M-5 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-3 Certificates, seventh to the Class M-2 Certificates and eighth to the Class M-1 Certificates. An allocation of any Realized Losses to a Mezzanine Certificate on any Distribution Date will be made by reducing the certificate principal balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Class A-1, Class A-2 and Class A-3 Certificates. However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A-1, Class A-2 and Class A-3 Certificates all interest and principal amounts to which such Certificates are then entitled.

CLASS A-1 ALLOCATION             The Class A-1 Allocation Percentage for any
PERCENTAGE:                      Distribution Date is the percentage equivalent
                                 of a fraction, the numerator of which is the Group I Principal Remittance Amount for such
                                 Distribution Date, and the denominator of which is the Principal Remittance Amount for such Distribution Date.





Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
        $421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
GROUP I BASIC PRINCIPAL          The Group I Basic Principal Distribution Amount
DISTRIBUTION AMOUNT:             means with respect to any Distribution Date the
                                 excess of (i) the Group I Principal Remittance
                                 Amount for such Distribution Date over (ii) the product of (a) the Overcollateralization
                                 Release Amount, if any, for such Distribution
                                 Date and (b) the Class A-1 Allocation
                                 Percentage.

GROUP I INTEREST                 The Group I Interest Remittance Amount with
REMITTANCE AMOUNT:               respect to any Distribution Date is that
                                 portion of the Available Funds for such
                                 Distribution Date attributable to interest received or advanced with respect to the Group
                                 I Mortgage Loans.

GROUP I PRINCIPAL DISTRIBUTION   The Group I Principal Distribution Amount with
AMOUNT:                          respect to any Distribution Date is the sum of
                                 (i) the Group I Basic Principal Distribution
                                 Amount for such Distribution Date and (ii) the product of (a) the Extra Principal Distribution
                                 Amount for such Distribution Date and (b) the Class A-1 Allocation Percentage.

GROUP I PRINCIPAL                The Group I Principal Remittance Amount means
REMITTANCE AMOUNT:               with respect to any Distribution Date, the sum
                                 of (i) all scheduled payments of principal collected or advanced on the Group I Mortgage
                                 Loans by the Servicer that were due during the related collection period, (ii) the principal portion of all partial and full principal prepayments of the Group I Mortgage Loans applied by the Servicer during the related prepayment period, (iii) the principal portion of all related Net Liquidation Proceeds and Insurance Proceeds received during such prepayment period with respect to the Group I
                                 Mortgage Loans, (iv) that portion of the Purchase Price, representing principal of any repurchased Group I Mortgage Loan, deposited to the Collection Account during such prepayment period, (v) the principal portion of any related Substitution Adjustments deposited in the Collection Account during such prepayment period with respect to the Group I Mortgage
                                 Loans, and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling and Servicing
                                 Agreement, that portion of the termination price, representing principal with respect to the Group I Mortgage Loans.

CLASS A-2/A-3 ALLOCATION         The Class A-2/A-3 Allocation Percentage for any
PERCENTAGE:                      Distribution Date is the percentage equivalent
                                 of a fraction, the numerator of which is the Group II Principal Remittance Amount for such
                                 Distribution Date, and the denominator of which is the Principal Remittance Amount for such Distribution Date.


GROUP II BASIC PRINCIPAL         The Group II Basic Principal Distribution
DISTRIBUTION AMOUNT:             Amount means with respect to any Distribution
                                 Date the excess of (i) the Group II Principal
                                 Remittance Amount for such Distribution Date over (ii) the product of (a) the Overcollateralization Release Amount, if any, for such Distribution Date and (b) the Class
                                 A-2/A-3 Allocation Percentage.

GROUP II INTEREST                The Group II Interest Remittance Amount with
REMITTANCE AMOUNT:               respect to any Distribution Date is that
                                 portion of the Available Funds for such
                                 Distribution Date attributable to interest received or advanced with respect to the Group
                                 II Mortgage Loans.

GROUP II PRINCIPAL               The Group II Principal Distribution Amount with
DISTRIBUTION AMOUNT:             respect to any Distribution Date is the sum of
                                 (i) the Group II Basic Principal Distribution
                                 Amount for such Distribution Date and (ii) the product of (a) the Extra Principal Distribution
                                 Amount for such Distribution Date and (b) the Class A-2/A-3 Allocation Percentage.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
        $421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------
GROUP II PRINCIPAL               The Group II Principal Remittance Amount means
REMITTANCE AMOUNT:               with respect to any Distribution Date, the sum
                                 of (i) all scheduled payments of principal collected or advanced on the Group II Mortgage
                                 Loans by the Servicer that were due during the related collection period, (ii) the principal portion of all partial and full principal prepayments of the Group II Mortgage Loans received by the Servicer during the related prepayment period, (iii) the principal portion of all related Net Liquidation Proceeds and Insurance Proceeds received during such prepayment period with respect to the Group II
                                 Mortgage Loans, (iv) that portion of the Purchase Price, representing principal of any repurchased Group II Mortgage Loan, deposited to the Collection Account during such prepayment period, (v) the principal portion of any related Substitution Adjustments deposited in the Collection Account during such prepayment period with respect to the Group II
                                 Mortgage Loans, and (vi) on the Distribution
                                 Date on which the Trust is to be terminated in accordance with the Pooling and Servicing
                                 Agreement, that portion of the termination price, representing principal with respect to the Group II Mortgage Loans.

PRINCIPAL REMITTANCE             The Principal Remittance Amount is the sum of
AMOUNT:                          the Group I Principal Remittance Amount and the
                                 Group II Principal Remittance Amount.

PRINCIPAL DISTRIBUTION           The Principal Distribution Amount is the sum of
AMOUNT:                          the Group I Principal Distribution Amount and
                                 the Group II Principal Distribution Amount.

EXTRA PRINCIPAL                  The Extra Principal Distribution Amount with
DISTRIBUTION AMOUNT:             respect to any Distribution Date is the lesser
                                 of (x) the Excess Cashflow for such
                                 Distribution Date and (y) the
                                 Overcollateralization Deficiency Amount for such Distribution Date.

CLASS A-1 PRINCIPAL              The Class A-1 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the
                                 certificate principal balance of the Class A-1
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 62.00% and
                                 (ii) the aggregate principal balance of the Group I Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Group I Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x)
                                 0.50% and (y) the principal balance of the Group I Mortgage Loans as of the Cut-off Date.

CLASS A-2/A-3 PRINCIPAL          The Class A-2/A-3 Principal Distribution Amount
DISTRIBUTION AMOUNT:             is an amount equal to the excess of (x) the
                                 aggregate certificate principal balance of the Class A-2 and Class A-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 62.00% and (ii) the aggregate principal balance of the Group II Mortgage
                                 Loans as of the last day of the related
                                 collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Group II Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the principal balance of the Group II Mortgage
                                 Loans as of the Cut-off Date.






Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
        $421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
CLASS A PRINCIPAL                The Class A Principal Distribution Amount is an
DISTRIBUTION AMOUNT:             amount equal to the sum of (i) the Class A-1
                                 Principal Distribution Amount and (ii) the
                                 Class A-2/A-3 Principal Distribution Amount.

CLASS M-1 PRINCIPAL              The Class M-1 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the certificate principal balance of the Class
                                 A Certificates (after taking into account the Class A Principal Distribution Amount) and the
                                 Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 74.90% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage
                                 Loans as of the Cut-off Date.

CLASS M-2 PRINCIPAL              The Class M-2 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the certificate principal balance of the Class
                                 A Certificates (after taking into account the Class A Principal Distribution Amount), the
                                 Class M-1 Certificates (after taking into account the Class M-1 Principal Distribution
                                 Amount) and the Class M-2 Certificates
                                 immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 84.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of
                                 (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off Date.

CLASS M-3 PRINCIPAL              The Class M-3 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the certificate principal balance of the Class
                                 A Certificates (after taking into account the Class A Principal Distribution Amount), the
                                 Class M-1 Certificates (after taking into account the Class M-1 Principal Distribution
                                 Amount), the Class M-2 Certificates (after taking into account the Class M-2 Principal
                                 Distribution Amount) and the Class M-3
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 88.40% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage
                                 Loans as of the Cut-off Date.










Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1
        $421,277,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-4 PRINCIPAL              The Class M-4 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the certificate principal balance of the Class
                                 A Certificates (after taking into account the Class A Principal Distribution Amount), the
                                 Class M-1 Certificates (after taking into account the Class M-1 Principal Distribution
                                 Amount), the Class M-2 Certificates (after taking into account the Class M-2 Principal
                                 Distribution Amount), the Class M-3
                                 Certificates (after taking into account the Class M-3 Principal Distribution Amount) and the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 91.40% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage
                                 Loans as of the Cut-off Date.

CLASS M-5 PRINCIPAL              The Class M-5 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the certificate principal balance of the Class
                                 A Certificates (after taking into account the Class A Principal Distribution Amount), the
                                 Class M-1 Certificates (after taking into account the Class M-1 Principal Distribution
                                 Amount), the Class M-2 Certificates (after taking into account the Class M-2 Principal
                                 Distribution Amount), the Class M-3
                                 Certificates (after taking into account the Class M-3 Principal Distribution Amount), the
                                 Class M-4 Certificates (after taking into account the Class M-4 Principal Distribution
                                 Amount) and the Class M-5 Certificates
                                 immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of
                                 (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off Date.

CLASS M-6 PRINCIPAL              The Class M-6 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the certificate principal balance of the Class
                                 A Certificates (after taking into account the Class A Principal Distribution Amount), the
                                 Class M-1 Certificates (after taking into account the Class M-1 Principal Distribution
                                 Amount), the Class M-2 Certificates (after taking into account the Class M-2 Principal
                                 Distribution Amount), the Class M-3
                                 Certificates (after taking into account the Class M-3 Principal Distribution Amount), the
                                 Class M-4 Certificates (after taking into account the Class M-4 Principal Distribution
                                 Amount), the Class M-5 Certificates (after taking into account the Class M-5 Principal
                                 Distribution Amount) and the Class M-6
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.40% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage
                                 Loans as of the Cut-off Date.







Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1     BANK OF AMERICA
  $421,277,000 (APPROXIMATE)                           SECURITIES [LOGO OMITTED]
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                    BOND SUMMARY (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A-2 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               14.49         3.07         2.06           1.49          1.14          0.93           0.77
First Principal Date            12/25/2003   12/25/2003   12/25/2003     12/25/2003    12/25/2003    12/25/2003     12/25/2003
Last Principal Date             12/25/2028   6/25/2012     8/25/2009     2/25/2008      6/25/2006    12/25/2005     8/25/2005
Payment Windows (mos.)             301          103           69             51            31            25             21

---------------------------------------------------------------------------------------------------------------------------------
CLASS A-3 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%      175%|175%
Average Life (yrs.)               27.57         13.68         9.71          7.30          5.39           3.54          2.20
First Principal Date            12/25/2028    6/25/2012     8/25/2009     2/25/2008     6/25/2006     12/25/2005     8/25/2005
Last Principal Date             8/25/2033     1/25/2030     3/25/2024     6/25/2019     1/25/2017     7/25/2014      8/25/2006
Payment Windows (mos.)              57           212           176           137           128           104            13

CLASS M-1 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.54        10.24         7.09           5.50          4.90          5.20           5.31
First Principal Date            6/25/2024    6/25/2008    12/25/2006     3/25/2007      7/25/2007     1/25/2008     8/25/2006
Last Principal Date             6/25/2033    5/25/2027     3/25/2021     7/25/2017      8/25/2014     7/25/2012     7/25/2012
Payment Windows (mos.)             109          228           172           125            86            55             72

CLASS M-2 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.53        10.16         7.03           5.38          4.59          4.32           4.02
First Principal Date            5/25/2024    6/25/2008    12/25/2006     2/25/2007      4/25/2007     6/25/2007     4/25/2007
Last Principal Date             5/25/2033    7/25/2025     7/25/2019     3/25/2016      7/25/2013     8/25/2011     4/25/2010
Payment Windows (mos.)             109          206           152           110            76            51             37

CLASS M-3 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.52        10.05         6.97           5.28          4.43          4.03           3.63
First Principal Date            5/25/2024    6/25/2008    12/25/2006     1/25/2007      2/25/2007     4/25/2007     1/25/2007
Last Principal Date             3/25/2033    7/25/2023     6/25/2018     10/25/2014     5/25/2012     9/25/2010     7/25/2009
Payment Windows (mos.)             107          182           139            94            64            42             31

CLASS M-4 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.50         9.92          6.86          5.20          4.33          3.89           3.45
First Principal Date            5/25/2024    6/25/2008     12/25/2006     1/25/2007     1/25/2007     3/25/2007     12/25/2006
Last Principal Date             1/25/2033    12/25/2021    2/25/2017     10/25/2013     8/25/2011     2/25/2010     1/25/2009
Payment Windows (mos.)             105          163           123            82            56            36             26

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1     BANK OF AMERICA
  $421,277,000 (APPROXIMATE)                           SECURITIES [LOGO OMITTED]
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                               BOND SUMMARY (TO MATURITY) CONTINUED
---------------------------------------------------------------------------------------------------------------------------------
CLASS M-5 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.46         9.71          6.70          5.06          4.20          3.75           3.32
First Principal Date            4/25/2024    6/25/2008     12/25/2006    12/25/2006     1/25/2007     2/25/2007     11/25/2006
Last Principal Date             11/25/2032   5/25/2020     12/25/2015    11/25/2012    11/25/2010     7/25/2009     7/25/2008
Payment Windows (mos.)             104          144           109            72            47            30             21
CLASS M-6 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.36         9.42          6.40          4.83          4.00          3.55           3.13
First Principal Date            4/25/2024    6/25/2008     12/25/2006    12/25/2006    12/25/2006     1/25/2007     10/25/2006
Last Principal Date             6/25/2032    8/25/2018     6/25/2014      9/25/2011     1/25/2010    10/25/2008     12/25/2007
Payment Windows (mos.)              99          123            91            58            38            22             15


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1     BANK OF AMERICA
  $421,277,000 (APPROXIMATE)                           SECURITIES [LOGO OMITTED]
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                      BOND SUMMARY (TO CALL)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A-2 (TO CALL)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                14.49          3.07          2.06          1.49           1.14          0.93         0.77
First Principal Date            12/25/2003     12/25/2003    12/25/2003    12/25/2003     12/25/2003    12/25/2003   12/25/2003
Last Principal Date             12/25/2028     6/25/2012      8/25/2009     2/25/2008     6/25/2006     12/25/2005    8/25/2005
Payment Windows (mos.)              301           103            69            51             31            25           21

CLASS A-3 (TO CALL)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  0%|0%        50%|50%        75%|75%      100%|100%     125%|125%      150%|150%    175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                27.31         12.30          8.39          6.23           4.51          2.94         2.20
First Principal Date            12/25/2028     6/25/2012      8/25/2009     2/25/2008     6/25/2006     12/25/2005    8/25/2005
Last Principal Date              3/25/2032     3/25/2018      9/25/2013     3/25/2011     7/25/2009      6/25/2008    8/25/2006
Payment Windows (mos.)              40             70            50            38             38            31           13

CLASS M-1 (TO CALL)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%         50%|50%       75%|75%     100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.39         9.51         6.45           4.99          4.48          4.52           3.64
First Principal Date            6/25/2024    6/25/2008    12/25/2006     3/25/2007      7/25/2007     1/25/2008     8/25/2006
Last Principal Date             3/25/2032    3/25/2018     9/25/2013     3/25/2011      7/25/2009     6/25/2008     8/25/2007
Payment Windows (mos.)              94          118           82             49            25             6             13

CLASS M-2 (TO CALL)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.39        9.51          6.45           4.92          4.22          4.03           3.69
First Principal Date            5/25/2024    6/25/2008    12/25/2006     2/25/2007      4/25/2007     6/25/2007     4/25/2007
Last Principal Date             3/25/2032    3/25/2018     9/25/2013     3/25/2011      7/25/2009     6/25/2008     8/25/2007
Payment Windows (mos.)             95           118           82             50            28            13             5

CLASS M-3 (TO CALL)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.39         9.51         6.45           4.90          4.12          3.79           3.42
First Principal Date            5/25/2024    6/25/2008    12/25/2006     1/25/2007      2/25/2007     4/25/2007     1/25/2007
Last Principal Date             3/25/2032    3/25/2018     9/25/2013     3/25/2011      7/25/2009     6/25/2008     8/25/2007
Payment Windows (mos.)              95          118           82             51            30            15             8

CLASS M-4 (TO CALL)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  0%|0%       50%|50%       75%|75%      100%|100%      125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                25.39         9.51         6.45          4.89           4.08          3.69          3.29
First Principal Date             5/25/2024    6/25/2008    12/25/2006     1/25/2007     1/25/2007      3/25/2007    12/25/2006
Last Principal Date              3/25/2032    3/25/2018     9/25/2013     3/25/2011     7/25/2009      6/25/2008     8/25/2007
Payment Windows (mos.)               95          118           82            51             31            16             9

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1     BANK OF AMERICA
  $421,277,000 (APPROXIMATE)                           SECURITIES [LOGO OMITTED]
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                 BOND SUMMARY (TO CALL) CONTINUED
---------------------------------------------------------------------------------------------------------------------------------
CLASS M-5 (TO CALL)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  0%|0%       50%|50%       75%|75%      100%|100%      125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                25.39         9.51         6.45          4.87           4.04          3.63          3.21
First Principal Date             4/25/2024    6/25/2008    12/25/2006    12/25/2006     1/25/2007      2/25/2007    11/25/2006
Last Principal Date              3/25/2032    3/25/2018     9/25/2013     3/25/2011     7/25/2009      6/25/2008     8/25/2007
Payment Windows (mos.)               96          118           82            52             31            17            10

CLASS M-6 (TO CALL)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  0%|0%       50%|50%       75%|75%      100%|100%      125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                25.35         9.39         6.37          4.81           3.98          3.54          3.12
First Principal Date             4/25/2024    6/25/2008    12/25/2006    12/25/2006     12/25/2006     1/25/2007    10/25/2006
Last Principal Date              3/25/2032    3/25/2018     9/25/2013     3/25/2011     7/25/2009      6/25/2008     8/25/2007
Payment Windows (mos.)               96          118           82            52             32            18            11

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1     BANK OF AMERICA
  $421,277,000 (APPROXIMATE)                           SECURITIES [LOGO OMITTED]
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                 NET WAC CAP SCHEDULE (CLASS A-2 AND CLASS A-3 CERTIFICATES)
-----------------------------------------------------------------------------------------------------------------------------------
                         NET WAC      NET WAC     EFFECTIVE NET                              NET WAC      NET WAC    EFFECTIVE NET
PERIOD      PAY DATE     RATE(1)      RATE(2)    WAC RATE(2) (3)    PERIOD      PAY DATE     RATE(1)      RATE(2)   WAC RATE(2) (3)
-----------------------------------------------------------------------------------------------------------------------------------
  1        12/25/2003      6.63         6.63           9.44           46       9/25/2007       6.72         9.66          9.66
  2        1/25/2004       6.42         6.42           9.43           47       10/25/2007      6.94         9.98          9.98
  3        2/25/2004       6.43         6.43           9.44           48       11/25/2007      6.72         9.66          9.66
  4        3/25/2004       6.87         6.87           9.45           49       12/25/2007      6.95         9.97          9.97
  5        4/25/2004       6.43         6.43           9.43           50       1/25/2008       6.72         9.65          9.65
  6        5/25/2004       6.65         6.65           9.45           51       2/25/2008       6.73         9.65          9.65
  7        6/25/2004       6.44         6.44           9.44           52       3/25/2008       7.19        10.69          10.69
  8        7/25/2004       6.66         6.66           9.45           53       4/25/2008       6.73        10.00          10.00
  9        8/25/2004       6.45         6.45           9.45           54       5/25/2008       6.96        10.33          10.33
  10       9/25/2004       6.45         6.45           9.45           55       6/25/2008       6.73         9.99          9.99
  11       10/25/2004      6.67         6.67           9.46           56       7/25/2008       6.96        10.32          10.32
  12       11/25/2004      6.45         6.45           9.45           57       8/25/2008       6.74         9.99          9.99
  13       12/25/2004      6.67         6.67           9.46           58       9/25/2008       6.75        10.08          10.08
  14       1/25/2005       6.46         6.46           9.46           59       10/25/2008      6.98        10.52          10.52
  15       2/25/2005       6.46         6.46           9.45           60       11/25/2008      6.76        10.18          10.18
  16       3/25/2005       7.15         7.15           9.47           61       12/25/2008      6.99        10.51          10.51
  17       4/25/2005       6.46         6.46           9.45           62       1/25/2009       6.77        10.17          10.17
  18       5/25/2005       6.68         6.68           9.46           63       2/25/2009       6.77        10.16          10.16
  19       6/25/2005       6.47         6.47           9.46           64       3/25/2009       7.49        11.27          11.27
  20       7/25/2005       6.69         6.69           9.47           65       4/25/2009       6.77        10.21          10.21
  21       8/25/2005       6.47         6.47           9.46           66       5/25/2009       7.00        10.54          10.54
  22       9/25/2005       6.66         7.47           9.32           67       6/25/2009       6.78        10.20          10.20
  23       10/25/2005      6.88         7.73           9.33           68       7/25/2009       7.00        10.53          10.53
  24       11/25/2005      6.66         7.48           9.33           69       8/25/2009       6.78        10.19          10.19
  25       12/25/2005      6.89         7.73           9.33           70       9/25/2009       6.78        10.21          10.21
  26       1/25/2006       6.67         7.48           9.33           71       10/25/2009      7.01        10.57          10.57
  27       2/25/2006       6.67         7.48           9.33           72       11/25/2009      6.79        10.23          10.23
  28       3/25/2006       7.39         8.86           9.24           73       12/25/2009      7.02        10.56          10.56
  29       4/25/2006       6.67         8.00           9.24           74       1/25/2010       6.79        10.22          10.22
  30       5/25/2006       6.90         8.27           9.25           75       2/25/2010       6.79        10.21          10.21
  31       6/25/2006       6.68         8.00           9.25           76       3/25/2010       7.52        11.32          11.32
  32       7/25/2006       6.90         8.27           9.25           77       4/25/2010       6.80        10.25          10.25
  33       8/25/2006       6.68         8.00           9.25           78       5/25/2010       7.03        10.58          10.58
  34       9/25/2006       6.69         8.61           9.23           79       6/25/2010       6.80        10.24          10.24
  35       10/25/2006      6.92         8.91           9.19           80       7/25/2010       7.03        10.57          10.57
  36       11/25/2006      6.70         8.62           9.20           81       8/25/2010       6.81        10.23          10.23
  37       12/25/2006      6.92         8.91           9.20           82       9/25/2010       6.81        10.23          10.23
  38       1/25/2007       6.70         8.62           9.20           83       10/25/2010      7.04        10.58          10.58
  39       2/25/2007       6.70         8.62           9.20           84       11/25/2010      6.81        10.23          10.23
  40       3/25/2007       7.42         10.14          10.14          85       12/25/2010      7.04        10.57          10.57
  41       4/25/2007       6.71         9.16           9.16           86       1/25/2011       6.82        10.22          10.22
  42       5/25/2007       6.93         9.46           9.46           87       2/25/2011       6.82        10.22          10.22
  43       6/25/2007       6.71         9.15           9.15           88       3/25/2011       7.55        11.31          11.31
  44       7/25/2007       6.94         9.46           9.46           89       4/25/2011                   10.21          10.21
  45       8/25/2007       6.71         9.15           9.15
-----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes 1-month LIBOR at 1.12000%, 6-month LIBOR at 1.21688%, and is run at the pricing speed to call.

(2) Assumes the 6-month LIBOR instantaneously increases to 20% on the Mortgage Loans and run at the pricing speed to call.

(3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ABFC ASSET-BACKED CERTIFICATES, SERIES 2003-WMC1     BANK OF AMERICA
  $421,277,000 (APPROXIMATE)                           SECURITIES [LOGO OMITTED]
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        NET WAC CAP SCHEDULE (MEZZANINE CERTIFICATES)
------------------------------------------------------------------------------------------------------------------------------------
                         NET WAC       NET WAC     EFFECTIVE NET                             NET WAC      NET WAC     EFFECTIVE NET
PERIOD      PAY DATE     RATE(1)       RATE(2)    WAC RATE(2) (3)   PERIOD      PAY DATE     RATE(1)      RATE(2)    WAC RATE(2) (3)
------------------------------------------------------------------------------------------------------------------------------------
  1        12/25/2003      6.51          6.51          9.32           46       9/25/2007       6.55         9.78           9.78
  2        1/25/2004       6.31          6.31          9.32           47       10/25/2007      6.77         10.11         10.11
  3        2/25/2004       6.31          6.31          9.32           48       11/25/2007      6.56         9.78           9.78
  4        3/25/2004       6.75          6.75          9.33           49       12/25/2007      6.78         10.11         10.11
  5        4/25/2004       6.32          6.32          9.32           50       1/25/2008       6.56         9.78           9.78
  6        5/25/2004       6.53          6.53          9.33           51       2/25/2008       6.56         9.77           9.77
  7        6/25/2004       6.32          6.32          9.32           52       3/25/2008       7.01         10.85         10.85
  8        7/25/2004       6.53          6.54          9.33           53       4/25/2008       6.56         10.16         10.16
  9        8/25/2004       6.32          6.33          9.33           54       5/25/2008       6.78         10.49         10.49
  10       9/25/2004       6.33          6.33          9.33           55       6/25/2008       6.57         10.15         10.15
  11       10/25/2004      6.54          6.54          9.33           56       7/25/2008       6.79         10.48         10.48
  12       11/25/2004      6.33          6.33          9.33           57       8/25/2008       6.57         10.15         10.15
  13       12/25/2004      6.54          6.54          9.33           58       9/25/2008       6.58         10.22         10.22
  14       1/25/2005       6.33          6.33          9.33           59       10/25/2008      6.81         10.66         10.66
  15       2/25/2005       6.33          6.33          9.32           60       11/25/2008      6.59         10.31         10.31
  16       3/25/2005       7.01          7.02          9.34           61       12/25/2008      6.81         10.65         10.65
  17       4/25/2005       6.34          6.34          9.33           62       1/25/2009       6.60         10.30         10.30
  18       5/25/2005       6.55          6.55          9.33           63       2/25/2009       6.60         10.30         10.30
  19       6/25/2005       6.34          6.34          9.33           64       3/25/2009       7.30         11.41         11.41
  20       7/25/2005       6.55          6.55          9.33           65       4/25/2009       6.60         10.33         10.33
  21       8/25/2005       6.34          6.34          9.33           66       5/25/2009       6.82         10.67         10.67
  22       9/25/2005       6.52          7.43          9.28           67       6/25/2009       6.60         10.32         10.32
  23       10/25/2005      6.74          7.68          9.28           68       7/25/2009       6.82         10.66         10.66
  24       11/25/2005      6.52          7.43          9.28           69       8/25/2009       6.60         10.31         10.31
  25       12/25/2005      6.74          7.68          9.28           70       9/25/2009       6.61         10.32         10.32
  26       1/25/2006       6.52          7.43          9.28           71       10/25/2009      6.83         10.69         10.69
  27       2/25/2006       6.52          7.43          9.28           72       11/25/2009      6.61         10.34         10.34
  28       3/25/2006       7.22          8.86          9.24           73       12/25/2009      6.83         10.68         10.68
  29       4/25/2006       6.53          8.01          9.25           74       1/25/2010       6.61         10.33         10.33
  30       5/25/2006       6.75          8.27          9.25           75       2/25/2010       6.61         10.32         10.32
  31       6/25/2006       6.53          8.00          9.25           76       3/25/2010       7.32         11.43         11.43
  32       7/25/2006       6.75          8.27          9.25           77       4/25/2010       6.61         10.35         10.35
  33       8/25/2006       6.53          8.00          9.25           78       5/25/2010       6.84         10.68         10.68
  34       9/25/2006       6.54          8.62          9.24           79       6/25/2010       6.62         10.33         10.33
  35       10/25/2006      6.76          8.94          9.22           80       7/25/2010       6.84         10.67         10.67
  36       11/25/2006      6.54          8.65          9.23           81       8/25/2010       6.62         10.32         10.32
  37       12/25/2006      6.76          8.94          9.23           82       9/25/2010       6.62         10.32         10.32
  38       1/25/2007       6.54          8.65          9.23           83       10/25/2010      6.84         10.67         10.67
  39       2/25/2007       6.55          8.65          9.23           84       11/25/2010      6.62         10.32         10.32
  40       3/25/2007       7.25         10.21          10.21          85       12/25/2010      6.85         10.66         10.66
  41       4/25/2007       6.55          9.23          9.23           86       1/25/2011       6.63         10.31         10.31
  42       5/25/2007       6.77          9.54          9.54           87       2/25/2011       6.63         10.31         10.31
  43       6/25/2007       6.55          9.23          9.23           88       3/25/2011       7.34         11.41         11.41
  44       7/25/2007       6.77          9.53          9.53           89       4/25/2011                    10.30         10.30
  45       8/25/2007       6.55          9.22          9.22
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes 1-month LIBOR at 1.12000%, 6-month LIBOR at 1.21688%, and is run at the pricing speed to call.

(2) Assumes the 6-month LIBOR instantaneously increases to 20% on the Mortgage Loans and run at the pricing speed to call.

(3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2003-WMC1                         BANK OF AMERICA SECURITIES [LOGO OMITTED]

PRICE TO YIELD TABLE

BOND CLASS: M-6

-----------------------------------------------------------------------------------------------------------------------------------
Settle Date      Call %             Run To     Description      First Accrual Date  Next Pay Date   Actual Delay      Issue Balance
11/25/03         10                 Call       Mez              11/25/03            12/25/03        0                  5,148,000.00
Balance          Principal Type     Coupon     Interest Type    Index Type          Margin          Accrued Interest
5,148,000.00     Normal                        Float            LIBOR1M             3.75            0
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------
                                    100% PPC
--------------------------------------------
                 86.1250               8.68
                 86.2500               8.65
                 86.3750               8.61
                 86.5000               8.57
                 86.6250               8.54
                 86.7500               8.50
                 86.8750               8.47
                 87.0000               8.43
                 87.1250               8.39
                 87.2500               8.36
                 87.3750               8.32
                 87.5000               8.29
                 87.6250               8.25
                 87.7500               8.21
                 87.8750               8.18
                 88.0000               8.14
                 88.1250               8.11
                 88.2500               8.07
                 88.3750               8.03
                 88.5000               8.00
                 88.6250               7.96
                 88.7500               7.93
                 88.8750               7.89
                 89.0000               7.86
                 89.1250               7.82
                 89.2500               7.79
                 89.3750               7.75
                 89.5000               7.72
                 89.6250               7.68
                 89.7500               7.65
                 89.8750               7.61
--------------------------------------------
  WAL (Yrs)                            4.81
  Mod Dur                              3.98
  FirstPrinPay                     12/25/06
  Maturity                          3/25/11
--------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2003-WMC1                        BANK OF AMERICA SECURITIES [LOGO OMITTED]

Assumptions
Prepay Vector       As provided
Default CDR Vector  As provided
Loss Severity       100%
Recovery Delay      0 months
Trigger             Fail

--------------------------------------------------------------------------------
Class M6                   Default Multiple    Cum Loss (%)      WAL    Window
--------------------------------------------------------------------------------
LIBOR Forward                            90            5.79     12.96   127-358
--------------------------------------------------------------------------------
Forward + 150 after month 6              75            4.91     13.26   130-358
--------------------------------------------------------------------------------

Assumptions
Prepay Vector       As provided
Loss Severity       45%
Recovery Delay      12 months
Trigger             Fail
LIBOR               Forward + 150 bp after month 6

--------------------------------------------------------------------------------
                                  CDR       Cum Loss (%)       WAL       Window
--------------------------------------------------------------------------------
Class M6                          4.4               5.16      13.50      133-358
--------------------------------------------------------------------------------

Assumptions
Prepay Vectors      As provided for ARM and Fixed
LIBOR               20%
Class M6            AFC (to maturity)
                                 6.51
                                 6.30
                                 6.31
                                 6.74
                                 6.31
                                 6.52
                                 6.31
                                 6.52
                                 6.31
                                 6.32
                                 6.53
                                 6.32
                                 6.54
                                 6.33
                                 6.33
                                 7.01
                                 6.33
                                 6.55
                                 6.34
                                 6.55
                                 6.34
                                 7.42
                                 7.67
                                 7.41
                                 7.66
                                 7.41
                                 7.41
                                 8.80
                                 7.94
                                 8.20
                                 7.93
                                 8.19
                                 7.92
                                 8.49
                                 8.80
                                 8.51
                                 8.78
                                 8.49
                                 8.49
                                 9.97
                                 9.01
                                 9.30
                                 9.00
                                 9.29
                                 8.99
                                 9.48
                                 9.80
                                 9.48
                                 9.79
                                 9.47
                                 9.47
                                10.48
                                 9.81
                                10.13
                                 9.80
                                10.13
                                 9.80
                                 9.88
                                10.30
                                 9.96
                                10.29
                                 9.96
                                 9.96
                                11.04
                                10.00
                                10.33
                                 9.99
                                10.32
                                 9.99
                                10.00
                                10.35
                                10.02
                                10.35
                                10.01
                                10.01
                                11.09
                                10.04
                                10.37
                                10.03
                                10.37
                                10.03
                                10.03
                                10.37
                                10.04
                                10.37
                                10.03
                                10.03
                                11.10
                                10.03
                                10.36
                                10.02
                                10.35
                                10.02
                                10.01
                                10.35
                                10.01
                                10.34
                                10.01
                                10.00
                                10.69
                                10.00
                                10.33
                                 9.99
                                10.33
                                 9.99
                                 9.99
                                10.32
                                 9.98
                                10.31
                                 9.98
                                 9.98
                                11.04
                                 9.97
                                10.30
                                 9.97
                                10.30
                                 9.97
                                 9.96
                                10.29
                                 9.96
                                10.29
                                 9.96
                                 9.95
                                11.02
                                 9.95
                                10.28
                                 9.95
                                10.28
                                 9.94
                                 9.94
                                10.27
                                 9.94
                                10.27
                                 9.93
                                 9.93
                                11.00
                                 9.93
                                10.26
                                 9.93
                                10.26
                                 9.92
                                 9.92
                                10.25
                                 9.92
                                10.25
                                 9.91
                                 9.91
                                10.60
                                 9.91
                                10.24
                                 9.91
                                10.24
                                 9.90
                                 9.90
                                10.23
                                 9.90
                                10.23
                                 9.90
                                 9.90
                                10.95
                                 9.89
                                10.22
                                 9.89
                                10.22
                                 9.89
                                 9.89
                                10.21
                                 9.88
                                10.21
                                 9.88
                                 9.88
                                10.94
                                 9.88
                                10.21
                                 9.88
                                10.20
                                 9.87
                                 9.95
                                10.28
                                 9.95
                                10.28
                                 9.95
                                 9.94
                                11.01
                                 9.94
                                10.27
                                 9.93
                                10.26
                                 9.93
                                 9.93
                                10.26
                                 9.92
                                10.25
                                 9.92
                                 9.92
                                10.60
                                 9.91
                                10.24
                                 9.91
                                10.23
                                 9.90
                                 9.90
                                10.23
                                 9.90
                                10.22
                                 9.89
                                 9.89
                                10.95
                                 9.89
                                10.21
                                 9.88
                                10.21
                                 9.88
                                 9.87
                                10.20
                                 9.87
                                10.20
                                 9.87
                                 9.86
                                10.92
                                 9.86
                                10.19
                                 9.86
                                10.18
                                 9.85
                                 9.85
                                10.18
                                 9.85
                                10.17
                                 9.84
                                 9.84
                                10.89
                                 9.84
                                10.16
                                 9.83
                                10.16
                                 9.83
                                 9.83
                                10.16
                                 9.83
                                10.16
                                 9.83
                                 9.83
                                10.50
                                 9.82
                                10.15
                                 9.82
                                10.15
                                 9.82
                                 9.81
                                10.14
                                 9.81
                                10.14
                                 9.81
                                 9.81
                                10.85
                                 9.80
                                10.13
                                 9.80
                                10.12
                                 9.80
                                 9.79
                                10.12
                                 9.79
                                10.12
                                 9.79
                                 9.79
                                10.83
                                 9.78
                                10.11
                                 9.78
                                10.10
                                 9.78
                                 9.78
                                10.10
                                 9.77
                                10.10
                                 9.77
                                 9.77
                                10.81
                                 9.77
                                10.09
                                 9.76
                                10.09
                                 9.76
                                 9.76
                                10.08
                                 9.76
                                10.08
                                 9.75
                                 9.75
                                10.42
                                 9.75
                                10.07
                                 9.75
                                10.07
                                 9.74
                                 9.74
                                10.07
                                 9.74
                                10.06
                                 9.74
                                 9.74
                                10.78
                                 9.73
                                10.06
                                 9.73
                                10.06
                                 9.73
                                 9.73
                                10.05
                                 9.73
                                10.05
                                 9.72
                                 9.72
                                10.76
                                 9.72
                                10.04
                                 9.72
                                10.04
                                 9.72
                                 9.72
                                10.04
                                 9.71
                                10.04
                                 9.71
                                 9.71
                                10.75
                                 9.71
                                10.03
                                 9.71
                                10.03
                                 9.71
                                 9.71
                                10.03
                                 9.70
                                10.03
                                 9.70
                                 9.70
                                10.37
                                 9.70
                                10.02
                                 9.70
                                10.02
                                 9.70
                                 9.70
                                10.02
                                 9.70
                                10.02
                                 9.70
                                 9.70
                                10.73
                                 9.70
                                10.02
                                 9.70
                                10.02
                                 9.71
                                 9.74
                                 8.47


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                FOR BREAK-EVENS                             FOR AFC
---------------------------------------------------------------------------
       PERIOD  CPR VECTOR    CDR VECTOR         FIXED RATE CPR    ARM CPR
---------------------------------------------------------------------------
            1       2.726       0.008                    1.982       3.077
            2       5.203       0.002                    3.965       5.787
            3       7.680       0.008                    5.947       8.498
            4      10.157       0.014                    7.930      11.208
            5      12.634       0.033                    9.912      13.919
            6      15.070       0.060                   11.894      16.568
            7      16.669       0.107                   13.137      18.336
            8      18.268       0.160                   14.380      20.103
            9      19.859       0.230                   15.597      21.870
           10      21.450       0.298                   16.815      23.637
           11      23.040       0.386                   18.032      25.404
           12      26.501       0.477                   19.249      29.924
           13      26.976       0.587                   21.003      29.794
           14      26.851       0.725                   21.006      29.609
           15      26.697       0.873                   20.919      29.424
           16      26.543       1.060                   20.832      29.239
           17      26.390       1.272                   20.744      29.054
           18      26.244       1.519                   20.657      28.881
           19      26.078       1.710                   20.634      28.647
           20      25.913       1.885                   20.612      28.414
           21      25.649       2.012                   20.391      28.131
           22      25.386       2.226                   20.169      27.847
           23      25.122       2.458                   19.948      27.564
           24      25.981       2.714                   19.727      28.933
           25      55.849       2.917                   34.052      66.135
           26      52.975       3.188                   33.833      62.009
           27      49.522       3.492                   32.688      57.466
           28      46.068       3.688                   31.543      52.923
           29      42.615       3.997                   30.397      48.380
           30      39.858       4.148                   29.252      44.862
           31      38.660       4.233                   28.768      43.328
           32      37.463       4.384                   28.284      41.795
           33      36.266       4.379                   27.800      40.261
           34      35.069       4.527                   27.316      38.728
           35      33.872       4.677                   26.832      37.194
           36      33.832       4.769                   26.348      37.363
           37      40.303       4.854                   31.377      44.515
           38      39.242       4.887                   31.328      42.977
           39      38.067       5.045                   30.923      41.439
           40      36.893       5.015                   30.518      39.901
           41      36.200       5.108                   30.113      39.072
           42      35.665       5.089                   29.709      38.476
           43      35.212       5.161                   29.557      37.880
           44      34.758       5.171                   29.406      37.284
           45      34.305       5.231                   29.255      36.688
           46      33.851       5.338                   29.104      36.092
           47      33.398       5.314                   28.953      35.496
           48      32.970       5.325                   28.801      34.937
           49      32.552       5.271                   28.435      34.496
           50      32.232       5.157                   28.372      34.054
           51      31.912       5.052                   28.310      33.612
           52      31.592       5.281                   28.247      33.171
           53      31.272       5.128                   28.185      32.729
           54      30.952       4.942                   28.122      32.287
           55      30.632       5.014                   28.060      31.846
           56      30.312       5.527                   27.997      31.404
           57      29.992       5.454                   27.935      30.962
           58      29.672       5.460                   27.872      30.521
           59      29.352       5.002                   27.810      30.079
           60      29.057       5.117                   27.747      29.675
           61      29.037       5.117                   27.685      29.675
           62      29.017       5.117                   27.622      29.675
           63      28.997       5.117                   27.560      29.675
           64      28.977       5.117                   27.497      29.675
           65      28.957       5.117                   27.435      29.675
           66      28.937       5.117                   27.372      29.675
           67      28.916       5.117                   27.310      29.675
           68      28.896       5.117                   27.247      29.675
           69      28.876       5.117                   27.185      29.675
           70      28.856       5.117                   27.122      29.675
           71      28.836       5.117                   27.060      29.675
           72      28.816       5.117                   26.997      29.675

ABFC 2003-WMC1                        BANK OF AMERICA SECURITIES [LOGO OMITTED]

ASSUMPTIONS
Advance P&I                              100%
Trigger                             Per Model
Recovery Delay                      12 months
Prepay Vectors            FRM/ARM PPC as provided


CLASS M4
------------------------------------------------------------------------------------------------------------------------------------
                                                   SEVERITY       WAL                CDR        CUM LOSS     DM (BPS)     ASSUMED PX
------------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE STRESSES
Forward Libor                                        40%          9.34               9.10        7.70           316           100
Forward + 200                                        40%          6.17               6.60        5.78           205           100
Forward + 400                                        40%          5.84               4.90        4.40            81           100
------------------------------------------------------------------------------------------------------------------------------------

SEVERITY STRESSES
Forward Libor                                        50%          9.72               7.20        7.81           300           100
Forward Libor                                        70%         10.20               5.10        7.99           267           100
------------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT STRESSES               CPR
Forward Libor + 200               15%                40%         20.54               6.20       10.77           294           100
Forward Libor + 400               15%                40%         14.60               3.30        6.45           134           100
Forward Libor + 200               40%                50%          6.03               6.30        5.65           235           100
Forward Libor + 400               40%                50%          5.42               4.90        4.48           120           100
Forward Libor + 200               50%                70%          3.98               5.10        4.97           251           100
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                SOLVE         ASSUMED
BASIS RISK STRESS                                                                               FOR DM         PRICE
Forward Libor + 400             15% FRM              50%          5.67               2.50        3.69             70          100
                                35% ARM
------------------------------------------------------------------------------------------------------------------------------------

CLASS M5
------------------------------------------------------------------------------------------------------------------------------------
                                                   SEVERITY       WAL                CDR        CUM LOSS     DM (BPS)     ASSUMED PX
------------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE STRESSES
Forward Libor                                        40%          7.64               7.50        6.48           323           100
Forward + 200                                        40%          5.70               5.20        4.65           191           100
Forward + 400                                        40%          5.72               3.50        3.21            38           100
------------------------------------------------------------------------------------------------------------------------------------

SEVERITY STRESSES
Forward Libor                                        50%          7.56               5.90        6.52           343           100
Forward Libor                                        70%          6.01               3.70        5.91           339           100
------------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT STRESSES               CPR
Forward Libor + 200               15%                40%         21.46               5.30        9.54           321           100
Forward Libor + 400               15%                40%         16.01               2.70        5.42           108           100
Forward Libor + 200               40%                50%          5.44               4.80        4.39           271           100
Forward Libor + 400               40%                50%          5.18               3.50        3.26           137           100
Forward Libor + 200               50%                70%          3.77               3.70        3.66           280           100
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                SOLVE         ASSUMED
BASIS RISK STRESS                                                                               FOR DM         PRICE
Forward Libor + 400             15% FRM              50%          9.31               2.50        3.69          (274)          100
                                35% ARM
------------------------------------------------------------------------------------------------------------------------------------

ASSUMPTIONS
Advance P&I                              100%
Trigger                             Per model
LIBOR                           Forward LIBOR
Prepay Speed              ARM/ FRM PPC as provided

                          --------------------
                             EXCESS SPREAD
                          --------------------
                                  482
                                  466
                                  464
                                  473
                                  454
                                  450
                                  437
                                  432
                                  414
                                  395
                                  389
                                  372
                                  370
                                  351
                                  340
                                  361
                                  320
                                  321
                                  299
                                  301
                                  279
                                  371
                                  373
                                  344
                                  345
                                  318
                                  305
                                  386
                                  329
                                  332
                                  303
                                  307
                                  278
                                  295
                                  303
                                  291
                                  301
                                  253
                                  254
                                  326
                                  271
                                  286
                                  263
                                  278
                                  255
                                  265
                                  281
                                  273
                                  288
                                  264
                                  259
                                  305
                                  263
                                  279
                                  256
                                  273
                                  250
                                  261
                                  236
                                  232
                                  252
                                  230
                                  229
                                  299
                                  236
                                  257
                                  235
                                  256
                                  234
                                  242
                                  264
                                  255
                                  279
                                  262
                                  266
                                  333
                                  276
                                  300
                                  284
                                  308
                                  293
                                  297
                                  321
                                  305
                                  329
                                  314
                                  319
                                  380
                                  329
                                  352
                                  339
                                  363
                                  350
                                  356
                                  379
                                  368
                                  392
                                  381
                                  388
                                  428
                                  403
                                  426
                                  418
                                  440
                                  431
                                  439
                                  461
                                  454
                                  477
                                  471
                                  479
                                  529
                                  498
                                  520
                                  517
                                  540
                                  538
                                  549
                                  572
                                  572
                                  595
                                  597
                                  610
                                  652
                                  638
                                  662
                                  668
                                  692
                                  701
                                  718
                                  742
                                  755
                                  778
                                  794
                                  815
                                  844
                                  859
                                  883
                                  899
                                  909
                                  916
                                  916
                                  916
                                  916
                                  916
                                  916
                                  917
                                  917
                                  917
                                  917
                                  917
                                  918
                                  918
                                  918
                                  918
                                  918
                                  918
                                  919
                                  919
                                  919
                                  919
                                  919
                                  920
                                  920
                                  920
                                  920
                                  920
                                  921
                                  921
                                  921
                                  921
                                  922
                                  922
                                  922
                                  922
                                  922
                                  923
                                  909
                                  910
                                  910
                                  910
                                  910
                                  910
                                  910
                                  910
                                  911
                                  911
                                  911
                                  911
                                  911
                                  911
                                  912
                                  912
                                  912
                                  912
                                  912
                                  912
                                  912
                                  913
                                  913
                                  913
                                  913
                                  913
                                  913
                                  914
                                  914
                                  914
                                  914
                                  914
                                  914
                                  914
                                  915
                                  915
                                  915
                                  915
                                  915
                                  915
                                  916
                                  916
                                  916
                                  916
                                  916
                                  916
                                  917
                                  917
                                  917
                                  917
                                  917
                                  918
                                  918
                                  918
                                  918
                                  918
                                  918
                                  919
                                  919
                                  919
                                  919
                                  920
                                  920
                                  920
                                  920
                                  921
                                  921
                                  921
                                  921
                                  921
                                  922
                                  922
                                  922
                                  922
                                  922
                                  922
                                  923
                                  923
                                  923
                                  923
                                  923
                                  923
                                  924
                                  924
                                  924
                                  924
                                  924
                                  925
                                  925
                                  925
                                  925
                                  925
                                  926
                                  926
                                  926
                                  926
                                  926
                                  926
                                  927
                                  927
                                  927
                                  927
                                  927
                                  928
                                  928
                                  928
                                  928
                                  929
                                  928
                                  929
                                  929
                                  929
                                  929
                                  930
                                  930
                                  930
                                  930
                                  930
                                  931
                                  931
                                  931
                                  931
                                  931
                                  932
                                  932
                                  932
                                  932
                                  932
                                  932
                                  933
                                  933
                                  933
                                  934
                                  934
                                  934
                                  934
                                  934
                                  934
                                  935
                                  934
                                  935
                                  936
                                  936
                                  936
                                  937
                                  936
                                  937
                                  936
                                  937
                                  937
                                  938
                                  937
                                  937
                                  937
                                  937
                                  940
                                  939
                                  939
                                  939
                                  939
                                  941
                                  938
                                  941
                                  941
                                  943
                                  939
                                  938
                                  940
                                  937
                                  937
                                  944
                                  945
                                  938
                                  938
                                  953
                                  930
                                  957
                                  929
                                  922
                                 1,010
                                   0
                          --------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2003-WMC1                        BANK OF AMERICA SECURITIES [LOGO OMITTED]

ASSUMPTIONS
Advance P&I                            100%
Trigger                                Fail
LIBOR                         Forward LIBOR


Class M3 (First dollar loss)
-----------------------------------------------------------------------------------------------------
                                      40% SEVERITY                          60% SEVERITY
                          ---------------------------------------------------------------------------
                                 CDR           Cum Loss (%)           CDR            Cum Loss (%)
50% PPC                          11.6              17.90                7.4              20.03
100% PPC                         14.1              13.18                9.1              14.14
150% PPC                         17.1              11.02               11.1              11.57
-----------------------------------------------------------------------------------------------------

Class M3 (Yield <0%)
-----------------------------------------------------------------------------------------------------
                                      40% SEVERITY                          60% SEVERITY
                          ---------------------------------------------------------------------------
                                 CDR           Cum Loss (%)           CDR            Cum Loss (%)
50% PPC                          13.3              19.38                8.5              22.03
100% PPC                         15.9              14.35               10.3              15.60
150% PPC                         18.8              11.88               12.2              12.53
-----------------------------------------------------------------------------------------------------

ASSUMPTIONS                                              ASSUMPTIONS
Advance P&I                            100%              Advance P&I                     100%
Trigger                                Fail              Trigger                         Fail
LIBOR                         Forward LIBOR              LIBOR                  Forward LIBOR
Prepay Speed                    50% FRM PPC              Default Rate                       3 CDR
                               150% ARM PPC              Prepay Speed      100% FRM PPC/ 100% ARM PPC

                                                         ------------------------------
                          ------------------                       EXCESS SPREAD
                                 AFC                     0% Severity       50% Severity
                          ------------------             ------------------------------
                                6.51                            482               482
                                6.31                            466               466
                                6.32                            464               464
                                6.77                            473               473
                                6.34                            453               453
                                6.56                            449               449
                                6.35                            436               436
                                6.58                            431               431
                                6.37                            412               412
                                6.38                            393               393
                                6.60                            387               387
                                6.40                            370               370
                                6.62                            368               368
                                6.41                            348               348
                                6.42                            338               338
                                7.12                            359               359
                                6.44                            317               317
                                6.67                            318               318
                                6.46                            296               296
                                6.68                            298               298
                                6.48                            276               276
                                7.34                            375               375
                                7.58                            378               378
                                7.33                            351               351
                                7.57                            354               354
                                7.32                            329               329
                                7.32                            319               319
                                8.55                            411               411
                                7.71                            357               357
                                7.96                            362               362
                                7.69                            337               337
                                7.94                            343               343
                                7.67                            317               317
                                7.90                            345               345
                                8.17                            356               356
                                7.89                            347               347
                                8.14                            358               358
                                7.86                            333               333
                                7.85                            324               324
                                8.80                            390               390
                                7.94                            329               329
                                8.18                            339               339
                                7.90                            313               313
                                8.14                            323               323
                                7.86                            296               296
                                7.95                            307               307
                                8.19                            319               319
                                7.91                            305               305
                                8.15                            319               319
                                7.87                            292               292
                                7.85                            285               285
                                8.45                            333               333
                                7.89                            286               286
                                8.13                            299               299
                                7.85                            271               271
                                8.09                            285               285
                                7.81                            257               257
                                7.87                            270               270
                                8.15                            294               294
                                7.87                            285               285
                                8.11                            302               302
                                7.83                            274               274
                                7.81                            269               269
                                8.66                            339               339
                                7.81                            271               271
                                8.06                            287               287
                                7.78                            260               260
                                8.02                            277               277
                                7.74                            249               249
                                7.75                            254               254
                                8.00                            274               274
                                7.72                            256               256
                                7.96                            277               277
                                7.69                            255               255
                                7.67                            256               256
                                8.48                            327               327
                                7.65                            260               260
                                7.89                            284               284
                                7.62                            262               262
                                7.86                            286               286
                                7.59                            152               152
                                7.58                            152               152
                                7.81                            179               179
                                7.55                            153               153
                                7.79                            180               180
                                7.52                            154               154
                                7.51                            155               155
                                8.30                            234               234
                                7.49                            157               157
                                7.73                            184               184
                                7.47                            160               160
                                7.71                            188               188
                                7.45                            164               164
                                7.44                            167               167
                                7.68                            194               194
                                7.42                            171               171
                                7.66                            199               199
                                7.40                            176               176
                                7.40                            179               179
                                7.90                            233               233
                                7.38                            191               191
                                7.62                            224               224
                                7.37                            208               208
                                7.60                            241               241
                                7.35                            226               226
                                7.35                            236               236
                                7.58                            269               269
                                7.33                            256               256
                                7.57                            289               289
                                7.32                            277               277
                                7.32                            291               291
                                8.10                            368               368
                                7.31                            320               320
                                7.55                            355               355
                                7.30                            351               351
                                7.54                            386               386
                                7.29                            384               384
                                7.28                            401               401
                                7.52                            436               436
                                7.28                            437               437
                                7.52                            472               472
                                7.27                            475               475
                                7.27                            495               495
                                8.04                            558               558
                                7.26                            537               537
                                7.50                            571               571
                                7.26                            581               581
                                7.50                            616               616
                                7.25                            628               628
                                7.25                            653               653
                                7.49                            687               687
                                7.24                            705               705
                                7.48                            738               738
                                7.24                            759               759
                                7.24                            788               788
                                8.01                            830               830
                                7.24                            848               848
                                7.48                            881               881
                                7.23                            911               911
                                7.47                            944               944
                                7.23                            944               944
                                7.23                            943               943
                                7.47                            943               943
                                7.23                            943               943
                                7.47                            942               942
                                7.23                            942               942
                                7.23                            942               942
                                7.72                            941               941
                                7.23                            941               941
                                7.47                            941               941
                                7.22                            940               940
                                7.46                            940               940
                                7.22                            940               940
                                7.22                            939               939
                                7.46                            939               939
                                7.22                            939               939
                                7.46                            938               938
                                7.22                            938               938
                                7.22                            938               938
                                8.00                            937               937
                                7.22                            937               937
                                7.47                            937               937
                                7.23                            936               936
                                7.47                            936               936
                                7.23                            936               936
                                7.23                            935               935
                                7.47                            935               935
                                7.23                            935               935
                                7.47                            934               934
                                7.23                            934               934
                                7.23                            934               934
                                8.01                            933               933
                                7.23                            933               933
                                7.47                            933               933
                                7.23                            933               933
                                7.48                            932               932
                                7.24                            932               932
                                5.94                            921               921
                                6.14                            920               920
                                5.94                            920               920
                                6.13                            919               919
                                5.93                            919               919
                                5.93                            918               918
                                6.57                            918               918
                                5.93                            917               917
                                6.13                            917               917
                                5.93                            916               916
                                6.13                            916               916
                                5.93                            915               915
                                5.93                            915               915
                                6.12                            914               914
                                5.92                            914               914
                                6.12                            913               913
                                5.92                            913               913
                                5.92                            912               912
                                6.33                            912               912
                                5.92                            911               911
                                6.12                            911               911
                                5.92                            910               910
                                6.11                            910               910
                                5.92                            909               909
                                5.92                            909               909
                                6.11                            908               908
                                5.91                            908               908
                                6.11                            907               907
                                5.91                            907               907
                                5.91                            906               906
                                6.55                            906               906
                                5.91                            905               905
                                6.11                            905               905
                                5.91                            904               904
                                6.11                            904               904
                                5.91                            903               903
                                5.91                            903               903
                                6.11                            902               902
                                5.91                            901               901
                                6.10                            901               901
                                5.91                            900               900
                                5.91                            900               900
                                6.54                            899               899
                                5.91                            899               899
                                6.10                            898               898
                                5.91                            898               898
                                6.10                            897               897
                                5.90                            897               897
                                5.90                            896               896
                                6.10                            896               896
                                5.90                            895               895
                                6.10                            895               895
                                5.90                            894               894
                                5.90                            894               894
                                6.54                            893               893
                                5.90                            893               893
                                6.10                            892               892
                                5.90                            892               892
                                6.10                            891               891
                                5.90                            891               891
                                5.90                            890               890
                                6.10                            891               891
                                5.90                            890               890
                                6.10                            890               890
                                5.90                            889               889
                                5.90                            889               889
                                6.31                            888               888
                                5.90                            887               887
                                6.10                            887               887
                                5.90                            886               886
                                6.10                            886               886
                                5.90                            885               885
                                5.90                            885               885
                                6.10                            884               884
                                5.90                            884               884
                                6.10                            883               883
                                5.90                            883               883
                                5.90                            882               882
                                6.54                            882               882
                                5.90                            881               881
                                6.10                            881               881
                                5.90                            880               880
                                6.10                            880               880
                                5.90                            879               879
                                5.90                            879               879
                                6.10                            878               878
                                5.90                            878               878
                                6.10                            877               877
                                5.90                            877               877
                                5.90                            876               876
                                6.53                            876               876
                                5.90                            875               875
                                6.10                            875               875
                                5.90                            874               874
                                6.10                            874               874
                                5.90                            874               874
                                5.90                            873               873
                                6.10                            873               873
                                5.90                            872               872
                                6.10                            872               872
                                5.90                            871               871
                                5.90                            871               871
                                6.53                            870               870
                                5.90                            870               870
                                6.10                            869               869
                                5.90                            869               869
                                6.10                            868               868
                                5.90                            868               868
                                5.90                            867               867
                                6.10                            867               867
                                5.90                            866               866
                                6.10                            866               866
                                5.90                            865               865
                                5.90                            865               865
                                6.31                            864               864
                                5.90                            864               864
                                6.10                            863               863
                                5.90                            863               863
                                6.10                            862               862
                                5.90                            862               862
                                5.90                            861               861
                                6.10                            861               861
                                5.90                            860               860
                                6.10                            860               860
                                5.90                            859               859
                                5.90                            859               859
                                6.53                            858               858
                                5.90                            858               858
                                6.10                            858               858
                                5.90                            857               857
                                6.10                            857               857
                                5.90                            856               856
                                5.90                            856               856
                                6.10                            855               855
                                5.90                            855               855
                                6.10                            854               854
                                5.90                            854               854
                                5.90                            853               853
                                6.53                            853               853
                                5.90                            852               852
                                6.10                            852               852
                                5.90                            851               851
                                6.10                            851               851
                                5.90                            851               851
                                5.90                            850               850
                                6.10                            850               850
                                5.90                            849               849
                                6.10                            849               849
                                5.90                            848               848
                                5.90                            848               848
                                6.53                            847               847
                                5.90                            847               847
                                6.10                            846               846
                                5.90                            846               846
                                6.10                            846               846
                                5.90                            845               845
                                5.90                            845               845
                                6.10                            844               844
                                5.90                            844               844
                                6.10                            843               843
                                5.90                            843               843
                                5.90                            842               842
                                6.31                            842               842
                                5.90                            841               841
                                6.10                            841               841
                                5.90                            840               840
                                6.10                            840               840
                                5.90                            840               840
                                5.90                            839               839
                                6.10                            839               839
                                5.90                            838               838
                                6.10                            838               838
                                5.90                            837               837
                                5.90                            837               837
                                6.54                            837               837
                                5.90                            836               836
                                6.10                            835               835
                                5.91                            835               835
                                6.11                            836               836
                                5.92                            838               838
                                6.19                            903               903
                                8.47                             0                 0
                          ------------------             -------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2003-WMC1                        BANK OF AMERICA SECURITIES [LOGO OMITTED]

ASSUMPTIONS
Prepay Speed              100% FRM/ ARM PPC
Loss Severity             60%
Recovery Delay            6 months
Trigger                   Fail

--------------------------------------------------------------------------------
                   FORWARD CURVE                    FORWARD CURVE + 200 BP
--------------------------------------------------------------------------------
              CDR           Cum Loss (%)           CDR            Cum Loss (%)
--------------------------------------------------------------------------------
M2             9.6              14.76                7.2              11.68
M3             7.9              12.60                5.6               9.43
M4             6.7              10.98                4.6               7.93
M5             5.9               9.85                3.8               6.68
M6             5.3               8.98                3.3               5.87
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

!  ABFC03WMC1REDSEQBALLOON.CDI  #CMOVER_3.0B ASSET_BACKED_HOMEEQUITY PORTFOLIO
!  MAX_CF_VECTSIZE 551
!
!! Created by Intex Deal Maker v3.5.328  ,  subroutines 3.0f
!!   10/29/2003   10:50 PM
!
   COLLAT_TYPE "HOME EQUITY LOANS"
!
!  Modeled in the Intex CMO Modeling Language, (B000BDB4472C5)
!  which is copyright (c) 2003 by Intex Solutions, Inc.
!  Intex shall not be held liable for the accuracy of this data
!  nor for the accuracy of information which is derived from this data.
!
 COLLAT_GROUPS 1 2
 GROUP 1 = "1F" "1A"
 GROUP 2 = "2F" "2A"
!
  DEFINE PREPAY PPC  GROUP "1F" RISE_PERS 10 START_CPR 2.3 END_CPR 23
  DEFINE PREPAY PPC  GROUP "1A" RISE_PERS 10 START_CPR 28 END_CPR 28
  DEFINE PREPAY PPC  GROUP "2F" RISE_PERS 10 START_CPR 2.3 END_CPR 23
  DEFINE PREPAY PPC  GROUP "2A" RISE_PERS 10 START_CPR 28 END_CPR 28
!
  DEFINE CONSTANT #OrigCollBal = 429000000.00
  DEFINE CONSTANT #OrigCollBal1 = 262363383.27
  DEFINE CONSTANT #OrigCollBal2 = 166636616.73
!
  DEFINE CONSTANT #OrigBondBal = 421277000.00
  DEFINE CONSTANT #OrigBondBal1 = 262363383.27
  DEFINE CONSTANT #OrigBondBal2 = 166636616.73
!
  DEFINE CONSTANT #SpecSenEnhPct = 38.000466200466%
  DEFINE CONSTANT #SNRTargPct = 61.999533799534%
  DEFINE CONSTANT #MEZ1TargPct = 74.899533799534%
  DEFINE CONSTANT #MEZ2TargPct = 83.999533799534%
  DEFINE CONSTANT #MEZ3TargPct = 88.399533799534%
  DEFINE CONSTANT #MEZ4TargPct = 91.399533799534%
  DEFINE CONSTANT #MEZ5TargPct = 93.999533799534%
  DEFINE CONSTANT #MEZ6TargPct = 96.399533799534%
  DEFINE #BondBal                        = 421277000.00
!
       FULL_DEALNAME:    ASSET BACKED FUNDING CORP SERIES 2003-WMC1
!
       ISSUER:           ABFC
       DEALER:           BANC OF AMERICA SECURITIES
       DEAL SIZE:        $ 421277000.00
       PRICING SPEED:    GROUP "1F" PPC 100%
       PRICING SPEED:    GROUP "1A" PPC 100%
       PRICING SPEED:    GROUP "2F" PPC 100%
       PRICING SPEED:    GROUP "2A" PPC 100%
!      ISSUE DATE:       20031101
       SETTLEMENT DATE:  20031125
!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20031101 _
       DEAL_FIRSTPAY_DATE         20031225
!
!
  DEFINE #FloorCollat        = 0.5% * #OrigCollBal
  DEFINE #ReqPerc            = 0
  DEFINE #TrigEnhFrac        = 0
  DEFINE #CumLossShft        = 0
  DEFINE #TrigCumLossFrac    = 0
  DEFINE #SpecOCTarg         = 7723000.00
ifndef #cmover_3.0d _
  DEFINE #OC                 = 7723000.00
!
ifdef #cmover_3.0d _
  DEFINE STANDARDIZE OC_ACTUAL_VAL                #OC            = 7723000.00
!
  DEFINE STANDARDIZE OCT_INITVAL         CONSTANT #InitOCTarg    = 7723000.00
  DEFINE STANDARDIZE OCT_STEPDOWN_MONTH  CONSTANT #StepDownDate  = 37
  DEFINE STANDARDIZE OCT_STEPDOWN_FRAC   CONSTANT #StepOCFrac    = 0.036004662
  DEFINE STANDARDIZE EXCESS_INTEREST              #XSSpread      = 0
  DEFINE STANDARDIZE OCT_FLOOR           CONSTANT #FloorOCTarg   = #FloorCollat
  DEFINE STANDARDIZE OCT_VAL             DYNAMIC  #Octval        = #SpecOCTarg
!
  DEFINE DYNAMIC STICKY #NetRate  = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
  DEFINE DYNAMIC STICKY #NetRate1  = ( COLL_I_MISC("COUPON", 1) ) / COLL_PREV_BAL(1) * 1200
  DEFINE DYNAMIC STICKY #NetRate2  = ( COLL_I_MISC("COUPON", 2) ) / COLL_PREV_BAL(2) * 1200
!
  DEFINE DYNAMIC STICKY #NetRateActual360 = #Netrate * 30 / DAYS_DIFF(CURDATE ,
  MONTHS_ADD(CURDATE,-1))
!
!
  DEFINE TABLE "OC_CUMLOSS0" (5, 2) = "MONTH" "OC_CUMLOSS_FRAC0"
      48.1   0.0275
      60.1   0.0425
      72.1   0.055
      84.1   0.0625
      360.1   0.065
!
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    LIBOR_1MO          1.12
  INITIAL INDEX    LIBOR_6MO       1.21688
!
DEFINE TRANCHE "A1", "A2", "A3", "M1", "M2", "M3", "M4", "M5", "M6", "NERD", "P", "CE"
!
!
Tranche "A1" SEN_FLT ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 212514000.00 at 1.47 GROUP 1  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200  ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20031125  Next 20031225
     (1 * LIBOR_1MO + ( IF ((COLL_BAL("LAGMON_1") / #OrigCollBal) < 10%) THEN 0.7 ELSE 0.35 ))
     0     999
!
Tranche "A2" SEN_FLT ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 107344000.00 at 1.33 GROUP 2  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200  ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20031125  Next 20031225
     (1 * LIBOR_1MO + ( IF ((COLL_BAL("LAGMON_1") / #OrigCollBal) < 10%) THEN 0.42 ELSE 0.21 ))
     0     999
!
Tranche "A3" SEN_FLT ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 27631000.00 at 1.64 GROUP 2  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200  ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20031125  Next 20031225
     (1 * LIBOR_1MO + ( IF ((COLL_BAL("LAGMON_1") / #OrigCollBal) < 10%) THEN 1.04 ELSE 0.52 ))
     0     999
!
Tranche "M1" MEZ_FLT ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 27670500.00 at 1.77  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200  ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20031125  Next 20031225
     (1 * LIBOR_1MO + ( IF ((COLL_BAL("LAGMON_1") / #OrigCollBal) < 10%) THEN 0.975 ELSE 0.65 ))
     0     999
!
Tranche "M2" MEZ_FLT ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 19519500.00 at 2.8  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200  ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20031125  Next 20031225
     (1 * LIBOR_1MO + ( IF ((COLL_BAL("LAGMON_1") / #OrigCollBal) < 10%) THEN 2.52 ELSE 1.68 ))
     0     999
!
Tranche "M3" MEZ_FLT ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 9438000.00 at 3.07  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200  ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20031125  Next 20031225
     (1 * LIBOR_1MO + ( IF ((COLL_BAL("LAGMON_1") / #OrigCollBal) < 10%) THEN 2.925 ELSE 1.95 ))
     0     999
!
Tranche "M4" MEZ_FLT ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 6435000.00 at 4.27  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200  ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20031125  Next 20031225
     (1 * LIBOR_1MO + ( IF ((COLL_BAL("LAGMON_1") / #OrigCollBal) < 10%) THEN 4.725 ELSE 3.15 ))
     0     999
!
Tranche "M5" MEZ_FLT ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 5577000.00 at 4.87  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200  ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20031125  Next 20031225
     (1 * LIBOR_1MO + ( IF ((COLL_BAL("LAGMON_1") / #OrigCollBal) < 10%) THEN 5.625 ELSE 3.75 ))
     0     999
!
Tranche "M6" JUN_FLT ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 5148000.00 at 4.87  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200  ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20031125  Next 20031225
     (1 * LIBOR_1MO + ( IF ((COLL_BAL("LAGMON_1") / #OrigCollBal) < 10%) THEN 5.625 ELSE 3.75 ))
     0     999
!
Tranche "NERD" JUN_RES_NO
   Block 429000000.00 at 0 NOTIONAL WITH GROUP 0 SURPLUS _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         FREQ M   Delay 24  Dated 20031101  Next 20031225
!
Tranche "P" JUN_PEN_NO
   Block 429000000.00 at 0 NOTIONAL WITH GROUP 0 _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         FREQ M   Delay 24  Dated 20031101  Next 20031225
!
Tranche "CE" JUN_OC_RES
   Block 7723000.00 at 0 _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         FREQ M   Delay 24  Dated 20031101  Next 20031225
!
  Tranche "#OC"             SYMVAR
  Tranche "#SpecOCTarg"     SYMVAR
!
!
DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20031101 Next 20031225 Settle 20031125
DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20031101 Next 20031225 Settle 20031125
DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _
   Delay 24 Dated 20031101 Next 20031225 Settle 20031125
!
  CLASS "A1"        NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "A1"
  CLASS "A2"        NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "A2"
  CLASS "A3"        NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "A3"
  CLASS "MEZ1"      NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "M1"
  CLASS "MEZ2"      NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "M2"
  CLASS "MEZ3"      NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "M3"
  CLASS "MEZ4"      NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "M4"
  CLASS "MEZ5"      NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "M5"
  CLASS "MEZ6"      NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "M6"
  CLASS "RESID"     = "NERD#1" "P#1" "CE#1"
  CLASS "SNR_1" WRITEDOWN_BAL PRORATA ALLOCATION _
                    = "A1"
  CLASS "SNR_2" WRITEDOWN_BAL PRORATA ALLOCATION _
                    = "A2" "A3"
  CLASS "SNR" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA ALLOCATION _
                    = "SNR_1" "SNR_2"
!
!
  CLASS "ROOT" _
                 WRITEDOWN_BAL RULES _
                 DISTRIB_CLASS RULES _
                 SHORTFALL_PAYBACK PRINCIPAL_LOSS TRUE _
                 SHORTFALL_EARN_INT INTEREST TRUE _
                   = "SNR" "MEZ1" "MEZ2" "MEZ3" "MEZ4" "MEZ5" "MEZ6"  "RESID"
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR"          Delay 0  Dated 20031125  Next 20031225 DAYCOUNT ACTUAL360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_1"        Delay 0  Dated 20031125  Next 20031225 DAYCOUNT ACTUAL360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_2"        Delay 0  Dated 20031125  Next 20031225 DAYCOUNT ACTUAL360 BUSINESS_DAY NONE
!
!
  CROSSOVER When 0
!
TRIGGER "StepUp-CumLoss" _
        FULL_NAME   "Step Up Cumulative Loss Trigger" _
        ORIG_TESTVAL   0.000% _
        TESTVAL        ( #TrigCumLossFrac); _
        ORIG_TARGETVAL  2.75% _
        TARGETVAL       (#CumLossShft); _
        TRIGVAL          LODIFF
!
TRIGGER "StepUp-DlqEnh" _
        FULL_NAME   "Step Up Enhancement Delinquency Trigger" _
        ORIG_TESTVAL   0.000% _
        TESTVAL        ( #TrigEnhFrac); _
        ORIG_TARGETVAL  19.0002331002331% _
        TARGETVAL       (#ReqPerc); _
        TRIGVAL          LODIFF
!
TRIGGER "STEPUP_TRIGGER" _
        FULL_NAME   "Step Up Trigger" _
        DEFINITION "A Step Up Trigger exists, if_
;(1) a percentage calculated as the quotient of the amount of cumulative_
 realized losses divided by the original collateral balance exceeds the target defined by a schedule;_
                       Month <=          %;_
                            48           2.75%;  _
                            60           4.25%;  _
                            72           5.5%;  _
                            84           6.25%;  _
                            360          6.5%;  _
_
 or;(2) the aggregate principal balance of all delinquent loans * 1_
 as a percentage of the respective collateral balance exceeds :_
 0.4275 * the Senior Enhancement Percentage."_
        IMPACT     "If a Step Up Trigger is in effect the OC target will change to_
 the last value before the trigger occurred if a stepdown has_
 occurred.  It has no effect if a stepdown has not occurred."  _
        TRIGVAL FORMULA ( min(TRIGGER("StepUp-CumLoss","TRIGVAL"), TRIGGER("StepUp-DlqEnh","TRIGVAL")));
!
  OPTIONAL REDEMPTION:    "CLEANUP" _
                          COLL_FRAC 10% _
                          PRICE_P ( COLL_BAL );
!
!
 INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _
                    PARTIAL_PREPAY Compensate Pro_rata _
                    LOSS           Compensate Pro_rata
!
  TRANCHE MISCINFO
  A1            RATING MD "NA"
  A2            RATING MD "NA"
  A3            RATING MD "NA"
  M1            RATING FT "AA"   MD "Aa2"  SP "AA+"
  M2            RATING FT "A+"   MD "A2"   SP "AA"
  M3            RATING FT "A"    MD "A3"   SP "A+"
  M4            RATING FT "A-"   MD "Baa1" SP "A-"
  M5            RATING FT "BBB+" MD "Baa2" SP "BBB"
  M6            RATING FT "BBB"  MD "Baa3" SP "BBB-"
  NERD          RATING MD "NA"
  P             RATING MD "NA"
  CE            RATING MD "NA"
!
 DEFINE MACRO BLOCK #SNR_Int =
{
------------------------------------
        from :  CLASS ( "SNR" )
         pay :  CLASS INTEREST PRO_RATA  ( "SNR_1"; "SNR_2" )
------------------------------------
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTEREST PRO_RATA  ( "A1" )
------------------------------------
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "A2"; "A3" )
------------------------------------
}
 DEFINE MACRO BLOCK #SNR_InS =
{
------------------------------------
        from :  CLASS ( "SNR" )
         pay :  CLASS INTSHORT PRO_RATA  ( "SNR_1"; "SNR_2" )
------------------------------------
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTSHORT PRO_RATA  ( "A1" )
------------------------------------
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "A2"; "A3" )
------------------------------------
}
 DEFINE MACRO BLOCK #SNR_Prn[1] =
{
------------------------------------
        when :  IS_TRUE( {#1} )
   calculate :  #SeniorPrinc         = #PrincPmt / #DistribAmt * #ClassSNRPDA
   calculate :  #SeniorXtraP         = #ClassSNRPDA - #SeniorPrinc
!
   calculate :  #SeniorPDA1          = MAX( 0, MIN( #ClassSNR_1PDA, #SenDistribAmt1 ) ) + _
                                       MIN( #ClassSNR_1PDADefic, #ClassSNR_1PDADefic/#TotalSenPDADefic * #TotalExcessDistrib)
   calculate :  #SeniorPDA2          = MAX( 0, MIN( #ClassSNR_2PDA, #SenDistribAmt2 ) ) + _
                                       MIN( #ClassSNR_2PDADefic, #ClassSNR_2PDADefic/#TotalSenPDADefic * #TotalExcessDistrib)
------------------------------------
        from :  SUBACCOUNT ( #SeniorPDA1, CLASS "SNR" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_1" )
------------------------------------
        from :  SUBACCOUNT ( #SeniorPDA2, CLASS "SNR" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_2" )
------------------------------------
        from :  CLASS ( "SNR" )
         pay :  CLASS BALANCE PRO_RATA ( "SNR_1"; "SNR_2" )
------------------------------------
!
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE PRO_RATA ( "A1" )
------------------------------------
!
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "A2", "A3" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "A1" )
         pay :  SEQUENTIAL ( "A1#1" )
------------------------------------
        from :  CLASS ( "A2" )
         pay :  SEQUENTIAL ( "A2#1" )
------------------------------------
        from :  CLASS ( "A3" )
         pay :  SEQUENTIAL ( "A3#1" )
------------------------------------
}
 DEFINE MACRO BLOCK #MEZ1_Prn =
{
------------------------------------
        from :  CLASS ( "MEZ1" )
         pay :  SEQUENTIAL ( "M1#1" )
------------------------------------
}
 DEFINE MACRO BLOCK #MEZ2_Prn =
{
------------------------------------
        from :  CLASS ( "MEZ2" )
         pay :  SEQUENTIAL ( "M2#1" )
------------------------------------
}
 DEFINE MACRO BLOCK #MEZ3_Prn =
{
------------------------------------
        from :  CLASS ( "MEZ3" )
         pay :  SEQUENTIAL ( "M3#1" )
------------------------------------
}
 DEFINE MACRO BLOCK #MEZ4_Prn =
{
------------------------------------
        from :  CLASS ( "MEZ4" )
         pay :  SEQUENTIAL ( "M4#1" )
------------------------------------
}
 DEFINE MACRO BLOCK #MEZ5_Prn =
{
------------------------------------
        from :  CLASS ( "MEZ5" )
         pay :  SEQUENTIAL ( "M5#1" )
------------------------------------
}
 DEFINE MACRO BLOCK #MEZ6_Prn =
{
------------------------------------
        from :  CLASS ( "MEZ6" )
         pay :  SEQUENTIAL ( "M6#1" )
------------------------------------
}
!
 CMO Block Payment Rules
------------------------------------
   calculate :  #PrincFrac1          = COLL_P(1) / COLL_P
   calculate :  #PrincFrac2          = COLL_P(2) / COLL_P
!
   calculate :  #XtraPFrac1          = COLL_P(1) / COLL_P
   calculate :  #XtraPFrac2          = COLL_P(2) / COLL_P
!
   calculate :  #Princ               = COLL_P
!
   calculate :  #Interest            = COLL_I
!
   calculate :  #PrevSpecOC          = #SpecOCTarg
!
   calculate :  #CurrentOC           = MAX( 0, COLL_BAL - (BBAL("A1#1", "A2#1", "A3#1", "M1#1", "M2#1", "M3#1",
                                       "M4#1", "M5#1", "M6#1") - #Princ))
!
   calculate :  #XSSpread            = MAX( 0, #Interest - OPTIMAL_INTPMT("ROOT") - INTSHORT_ACCUM("ROOT")
                                       + COUPONCAP_SHORTFALL("ROOT") )
!
   calculate :  #FloorOCTotal        = #FloorOCTarg
!
   calculate :  #StepOCTarg          = COLL_BAL * #StepOCFrac
!
   calculate :  #StepDownDatePass    = CURMONTH GE #StepDownDate
!
!!!********** BEGINNING OF SENIOR ENHANCEMENT PCT CALCULATION **********
!!! ASSUME STEPDOWN IN ORDER TO CALCULATE SENIOR ENHANCMENT PCT
   calculate :  #SpecOCTarg          = MAX( MIN( #InitOCTarg, #StepOCTarg ) , #FloorOCTotal )
!
   calculate :  #SpecOCTarg          = MIN( #SpecOCTarg, COLL_BAL )
!
   calculate :  #SpecOCTarg          = #Octval
!
   calculate :  #OCDeficiency        = MAX(0, #SpecOCTarg - #CurrentOC)
!
   calculate :  #OCSurplus           = MINMAX(0, #CurrentOC - #SpecOCTarg, COLL_P)
!
   calculate :  #PrincPmt            = MAX(0, COLL_P - #OCSurplus)
!
   calculate :  #XSIntRem            = MAX( 0, #Interest - OPTIMAL_INTPMT("ROOT") - INTSHORT_ACCUM("ROOT") + #OCSurplus +
                                       COUPONCAP_SHORTFALL("ROOT"))
!
   calculate :  #SubDefic            = MAX ( 0, ( BBAL("ROOT") - BBAL( "CE#1" ) - #Princ ) - COLL_BAL )
!
   calculate :  #AddPrinc            = MIN( #XSIntRem, #SubDefic )
   calculate :  #XSIntRem            = MAX( 0, #XSIntRem - #AddPrinc )
!
   calculate :  #XtraPDA             = MIN( #OCDeficiency, #XSIntRem )
   calculate :  #XSIntRem            = MAX( 0, #XSIntRem - #XtraPDA )
!
   calculate :  #DistribAmt          = #PrincPmt + #AddPrinc + #XtraPDA
!
   calculate :  #SenDistribAmt1      = #PrincPmt * #PrincFrac1 + (#DistribAmt - #PrincPmt) * #XtraPFrac1
   calculate :  #SenDistribAmt2      = #PrincPmt * #PrincFrac2 + (#DistribAmt - #PrincPmt) * #XtraPFrac2
!
   calculate :  #FloorOCTotal1       = 1311816.92
   calculate :  #FloorOCTotal2       = 833183.08
!
   calculate :  #ClassSNR_1PDA       = BBAL("A1") _
                                        - MIN(COLL_BAL(1) - #FloorOCTotal1, #SNRTargPct * COLL_BAL(1))
   calculate :  #ClassSNR_1PDA       = MAX( 0.0, MIN(BBAL("A1"), #ClassSNR_1PDA ))
   calculate :  #ClassSNR_2PDA       = BBAL("A2", "A3") _
                                        - MIN(COLL_BAL(2) - #FloorOCTotal2, #SNRTargPct * COLL_BAL(2))
   calculate :  #ClassSNR_2PDA       = MAX( 0.0, MIN(BBAL("A2", "A3"), #ClassSNR_2PDA ))
!
   calculate :  #ClassSNR_1PDADefic  = MAX( 0.0, #ClassSNR_1PDA - #SenDistribAmt1 )
   calculate :  #ClassSNR_2PDADefic  = MAX( 0.0, #ClassSNR_2PDA - #SenDistribAmt2 )
   calculate :  #TotalSenPDADefic    = #ClassSNR_1PDADefic + #ClassSNR_2PDADefic
!
   calculate :  #ExcessDistrib1      = MAX( 0.0, #SenDistribAmt1 - #ClassSNR_1PDA )
   calculate :  #ExcessDistrib2      = MAX( 0.0, #SenDistribAmt2 - #ClassSNR_2PDA )
   calculate :  #TotalExcessDistrib  = #ExcessDistrib1 + #ExcessDistrib2
!
   calculate :  #ExcessBalance1      = BBAL("SNR_1") - MIN( #SenDistribAmt1, #ClassSNR_1PDA )
   calculate :  #ExcessBalance2      = BBAL("SNR_2") - MIN( #SenDistribAmt2, #ClassSNR_2PDA )
   calculate :  #ExcessBalance       = #ExcessBalance1 + #ExcessBalance2
!
   calculate :  #ExcessDistrib       = 0
!
   calculate :  #ClassSNRPDA         = #ClassSNR_1PDA + #ClassSNR_2PDA + #ExcessDistrib
   calculate :  #ClassSNRPDA         = MIN( #ClassSNRPDA, #DistribAmt )
!
!!!********** END OF SENIOR ENHANCEMENT PCT CALCULATION **********
!
   calculate :  #SenEnhancePct       = (COLL_BAL - (BBAL("SNR") - #ClassSNRPDA )) / COLL_BAL
!
   calculate :  #StepDownBal         = (#SenEnhancePct - #SpecSenEnhPct) + 1E-8 GE 0.00
!
   calculate :  #StepDown            = #StepDown OR ( BBAL("SNR") LT 0.01 ) OR ( #StepDownDatePass AND #StepDownBal )
!
   calculate :  #ReqPerc             = 0.4275 *(COLL_BAL - (BBAL("SNR") - #ClassSNRPDA )) / COLL_BAL
!
   calculate :  #TrigEnhFrac         = 1 * AVG_COLL("RATE",-1,2,1)
!
   calculate :  #CumLossShft         = LOOKUP_TBL( "STEP",  CURMONTH     , "OC_CUMLOSS0", "MONTH", "OC_CUMLOSS_FRAC0" )
   calculate :  #TrigCumLossFrac     = DELINQ_LOSS_ACCUM / #OrigCollBal
!
   calculate :  #TrigEvent           = TRIGGER("STEPUP_TRIGGER")
!
   calculate :  #TrigOCTargPost      = #PrevSpecOC
!
   calculate :  #SpecOCTarg          = IF #StepDown _
                                     THEN IF #TrigEvent _
                                          THEN MAX( MIN( #InitOCTarg, #StepOCTarg ) , #TrigOCTargPost, #FloorOCTotal ) _
                                          ELSE MAX( MIN( #InitOCTarg, #StepOCTarg ) , #FloorOCTotal )  _
                                     ELSE MAX ( #InitOCTarg, #FloorOCTotal )
!
   calculate :  #SpecOCTarg          = MIN( #SpecOCTarg, COLL_BAL )
!
   calculate :  #SpecOCTarg          = #Octval
!
   calculate :  #OCDeficiency        = MAX(0, #SpecOCTarg - #CurrentOC)
!
   calculate :  #OCSurplus           = MINMAX(0, #CurrentOC - #SpecOCTarg, COLL_P)
!
   calculate :  #PrincPmt            = MAX(0, COLL_P - #OCSurplus)
!
!
   calculate :  #XSIntRem            = MAX( 0, #Interest - OPTIMAL_INTPMT("ROOT") - INTSHORT_ACCUM("ROOT") + #OCSurplus
                                      + COUPONCAP_SHORTFALL("ROOT"))
!
   calculate :  #SubDefic            = MAX ( 0, ( BBAL("ROOT") - BBAL( "CE#1" ) - #Princ ) - COLL_BAL )
!
   calculate :  #AddPrinc            = MIN( #XSIntRem, #SubDefic )
   calculate :  #XSIntRem            = MAX( 0, #XSIntRem - #AddPrinc )
!
   calculate :  #XtraPDA             = MIN( #OCDeficiency, #XSIntRem )
   calculate :  #XSIntRem            = MAX( 0, #XSIntRem - #XtraPDA )
!
   calculate :  #DistribAmt          = #PrincPmt + #AddPrinc + #XtraPDA
!
   calculate :  #SenDistribAmt1      = #PrincPmt * #PrincFrac1 + (#DistribAmt - #PrincPmt) * #XtraPFrac1
   calculate :  #SenDistribAmt2      = #PrincPmt * #PrincFrac2 + (#DistribAmt - #PrincPmt) * #XtraPFrac2
!
   calculate :  #FloorOCTotal1       = 1311816.92
   calculate :  #FloorOCTotal2       = 833183.08
!
   calculate :  #ClassSNR_1PDA       = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #SenDistribAmt1 _
                                        ELSE BBAL("A1") _
                                        - MIN(COLL_BAL(1) - #FloorOCTotal1, #SNRTargPct * COLL_BAL(1))
   calculate :  #ClassSNR_1PDA       = MAX( 0.0, MIN(BBAL("A1"), #ClassSNR_1PDA ))
   calculate :  #ClassSNR_2PDA       = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #SenDistribAmt2 _
                                        ELSE BBAL("A2", "A3") _
                                        - MIN(COLL_BAL(2) - #FloorOCTotal2, #SNRTargPct * COLL_BAL(2))
   calculate :  #ClassSNR_2PDA       = MAX( 0.0, MIN(BBAL("A2", "A3"), #ClassSNR_2PDA ))
!
   calculate :  #ClassSNR_1PDADefic  = MAX( 0.0, #ClassSNR_1PDA - #SenDistribAmt1 )
   calculate :  #ClassSNR_2PDADefic  = MAX( 0.0, #ClassSNR_2PDA - #SenDistribAmt2 )
   calculate :  #TotalSenPDADefic    = #ClassSNR_1PDADefic + #ClassSNR_2PDADefic
!
   calculate :  #ExcessDistrib1      = MAX( 0.0, #SenDistribAmt1 - #ClassSNR_1PDA )
   calculate :  #ExcessDistrib2      = MAX( 0.0, #SenDistribAmt2 - #ClassSNR_2PDA )
   calculate :  #TotalExcessDistrib  = #ExcessDistrib1 + #ExcessDistrib2
!
   calculate :  #ExcessBalance1      = BBAL("SNR_1") - MIN( #SenDistribAmt1, #ClassSNR_1PDA )
   calculate :  #ExcessBalance2      = BBAL("SNR_2") - MIN( #SenDistribAmt2, #ClassSNR_2PDA )
   calculate :  #ExcessBalance       = #ExcessBalance1 + #ExcessBalance2
!
   calculate :  #ExcessDistrib       = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN MIN( #ExcessBalance, #ExcessDistrib1 + #ExcessDistrib2 ) _
                                        ELSE 0
!
   calculate :  #ClassSNRPDA         = #ClassSNR_1PDA + #ClassSNR_2PDA + #ExcessDistrib
   calculate :  #ClassSNRPDA         = MIN( #ClassSNRPDA, #DistribAmt )
!
   calculate :  #ClassMEZ1PDA        = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt - #ClassSNRPDA _
                                        ELSE BBAL("A1", "A2", "A3", "M1") - #ClassSNRPDA _
                                        - MIN(COLL_BAL - #FloorOCTotal, #MEZ1TargPct * COLL_BAL)
   calculate :  #ClassMEZ1PDA        = MAX( 0.0, MIN(BBAL("M1"), #ClassMEZ1PDA ))
   calculate :  #ClassMEZ1PDA        = MAX( 0, MIN( #ClassMEZ1PDA, #DistribAmt - #ClassSNRPDA ) )
!
!
   calculate :  #ClassMEZ2PDA        = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt - #ClassSNRPDA - #ClassMEZ1PDA _
                                        ELSE BBAL("A1", "A2", "A3", "M1", "M2") - #ClassSNRPDA - #ClassMEZ1PDA _
                                        - MIN(COLL_BAL - #FloorOCTotal, #MEZ2TargPct * COLL_BAL)
   calculate :  #ClassMEZ2PDA        = MAX( 0.0, MIN(BBAL("M2"), #ClassMEZ2PDA ))
   calculate :  #ClassMEZ2PDA        = MAX( 0, MIN( #ClassMEZ2PDA, #DistribAmt - #ClassSNRPDA - #ClassMEZ1PDA ) )
!
!
   calculate :  #ClassMEZ3PDA        = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt - #ClassSNRPDA - #ClassMEZ1PDA - #ClassMEZ2PDA _
                                        ELSE BBAL("A1", "A2", "A3", "M1", "M2", "M3") - #ClassSNRPDA
                                        - #ClassMEZ1PDA - #ClassMEZ2PDA _
                                        - MIN(COLL_BAL - #FloorOCTotal, #MEZ3TargPct * COLL_BAL)
   calculate :  #ClassMEZ3PDA        = MAX( 0.0, MIN(BBAL("M3"), #ClassMEZ3PDA ))
   calculate :  #ClassMEZ3PDA        = MAX( 0, MIN( #ClassMEZ3PDA, #DistribAmt - #ClassSNRPDA - #ClassMEZ1PDA - #ClassMEZ2PDA ) )
!
!
   calculate :  #ClassMEZ4PDA        = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt - #ClassSNRPDA - #ClassMEZ1PDA - #ClassMEZ2PDA - #ClassMEZ3PDA _
                                        ELSE BBAL("A1", "A2", "A3", "M1", "M2", "M3", "M4") - #ClassSNRPDA - #ClassMEZ1PDA
                                        - #ClassMEZ2PDA - #ClassMEZ3PDA _
                                        - MIN(COLL_BAL - #FloorOCTotal, #MEZ4TargPct * COLL_BAL)
   calculate :  #ClassMEZ4PDA        = MAX( 0.0, MIN(BBAL("M4"), #ClassMEZ4PDA ))
   calculate :  #ClassMEZ4PDA        = MAX( 0, MIN( #ClassMEZ4PDA, #DistribAmt - #ClassSNRPDA - #ClassMEZ1PDA
                                       - #ClassMEZ2PDA - #ClassMEZ3PDA ) )
!
!
   calculate :  #ClassMEZ5PDA        = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt - #ClassSNRPDA - #ClassMEZ1PDA - #ClassMEZ2PDA
                                        - #ClassMEZ3PDA - #ClassMEZ4PDA _
                                        ELSE BBAL("A1", "A2", "A3", "M1", "M2", "M3", "M4", "M5") - #ClassSNRPDA
                                        - #ClassMEZ1PDA - #ClassMEZ2PDA - #ClassMEZ3PDA - #ClassMEZ4PDA _
                                        - MIN(COLL_BAL - #FloorOCTotal, #MEZ5TargPct * COLL_BAL)
   calculate :  #ClassMEZ5PDA        = MAX( 0.0, MIN(BBAL("M5"), #ClassMEZ5PDA ))
   calculate :  #ClassMEZ5PDA        = MAX( 0, MIN( #ClassMEZ5PDA, #DistribAmt - #ClassSNRPDA - #ClassMEZ1PDA
                                       - #ClassMEZ2PDA - #ClassMEZ3PDA - #ClassMEZ4PDA ) )
!
!
   calculate :  #ClassMEZ6PDA        = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt - #ClassSNRPDA - #ClassMEZ1PDA - #ClassMEZ2PDA
                                        - #ClassMEZ3PDA - #ClassMEZ4PDA - #ClassMEZ5PDA _
                                        ELSE BBAL("A1", "A2", "A3", "M1", "M2", "M3", "M4", "M5", "M6") - #ClassSNRPDA
                                        - #ClassMEZ1PDA - #ClassMEZ2PDA - #ClassMEZ3PDA - #ClassMEZ4PDA - #ClassMEZ5PDA _
                                        - MIN(COLL_BAL - #FloorOCTotal, #MEZ6TargPct * COLL_BAL)
   calculate :  #ClassMEZ6PDA        = MAX( 0.0, MIN(BBAL("M6"), #ClassMEZ6PDA ))
   calculate :  #ClassMEZ6PDA        = MAX( 0, MIN( #ClassMEZ6PDA, #DistribAmt - #ClassSNRPDA - #ClassMEZ1PDA
                                       - #ClassMEZ2PDA - #ClassMEZ3PDA - #ClassMEZ4PDA - #ClassMEZ5PDA ) )
!
!
  calculate :  "SNR" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassSNRPDA
!
  calculate :  "MEZ1" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassMEZ1PDA
!
  calculate :  "MEZ2" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassMEZ2PDA
!
  calculate :  "MEZ3" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassMEZ3PDA
!
  calculate :  "MEZ4" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassMEZ4PDA
!
  calculate :  "MEZ5" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassMEZ5PDA
!
  calculate :  "MEZ6" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassMEZ6PDA
!
  calculate :  "RESID" _
 NO_CHECK  CUSTOM   AMOUNT        = MAX(0, #Princ - OPTIMAL_PRINCPMT("SNR", "MEZ1", "MEZ2", "MEZ3", "MEZ4", "MEZ5", "MEZ6"))
!
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA  ( "SNR" )
------------------------------------
  {#SNR_Int}
------------------------------------
         pay :  CLASS INTSHORT  PRO_RATA  ( "SNR" )
------------------------------------
  {#SNR_InS}
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA  ( "MEZ1" )
         pay :  CLASS INTEREST  PRO_RATA  ( "MEZ2" )
         pay :  CLASS INTEREST  PRO_RATA  ( "MEZ3" )
         pay :  CLASS INTEREST  PRO_RATA  ( "MEZ4" )
         pay :  CLASS INTEREST  PRO_RATA  ( "MEZ5" )
         pay :  CLASS INTEREST  PRO_RATA  ( "MEZ6" )
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "SNR" )
------------------------------------
  {#SNR_Prn}{1}
------------------------------------
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "MEZ1" )
------------------------------------
  {#MEZ1_Prn}
------------------------------------
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "MEZ2" )
------------------------------------
  {#MEZ2_Prn}
------------------------------------
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "MEZ3" )
------------------------------------
  {#MEZ3_Prn}
------------------------------------
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "MEZ4" )
------------------------------------
  {#MEZ4_Prn}
------------------------------------
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "MEZ5" )
------------------------------------
  {#MEZ5_Prn}
------------------------------------
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "MEZ6" )
------------------------------------
  {#MEZ6_Prn}
------------------------------------
         pay :  CLASS INTSHORT  PRO_RATA  ( "MEZ1" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCSHORT_LOSS SEQUENTIAL  ( "MEZ1" )
         pay :  CLASS INTSHORT  PRO_RATA  ( "MEZ2" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCSHORT_LOSS SEQUENTIAL  ( "MEZ2" )
         pay :  CLASS INTSHORT  PRO_RATA  ( "MEZ3" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCSHORT_LOSS SEQUENTIAL  ( "MEZ3" )
         pay :  CLASS INTSHORT  PRO_RATA  ( "MEZ4" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCSHORT_LOSS SEQUENTIAL  ( "MEZ4" )
         pay :  CLASS INTSHORT  PRO_RATA  ( "MEZ5" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCSHORT_LOSS SEQUENTIAL  ( "MEZ5" )
         pay :  CLASS INTSHORT  PRO_RATA  ( "MEZ6" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCSHORT_LOSS SEQUENTIAL  ( "MEZ6" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  CLASS COUPONCAP_SHORT PRO_RATA ( "MEZ1" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  CLASS COUPONCAP_SHORT PRO_RATA ( "MEZ2" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  CLASS COUPONCAP_SHORT PRO_RATA ( "MEZ3" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  CLASS COUPONCAP_SHORT PRO_RATA ( "MEZ4" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  CLASS COUPONCAP_SHORT PRO_RATA ( "MEZ5" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  CLASS COUPONCAP_SHORT PRO_RATA ( "MEZ6" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  CLASS COUPONCAP_SHORT PRO_RATA ( "A1"; "A2"; "A3" )
------------------------------------
!
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "RESID" )
         pay :  AS_INTEREST ( "CE#1" )
------------------------------------
         pay :  SEQUENTIAL  ( "CE#1" )
------------------------------------
   calculate : #WriteDown = MIN(DELINQ_NET_LOSS, MAX(0.0, BBAL("A1#1","A2#1","A3#1","M1#1","M2#1","M3#1","M4#1","M5#1",
                                             "M6#1","CE#1") - COLL_BAL))
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN PRO_RATA ( "CE#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "M6#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "M5#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "M4#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "M3#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "M2#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "M1#1" )
------------------------------------
   calculate : #BondBal     = BBAL("A1#1","A2#1","A3#1","M1#1","M2#1","M3#1","M4#1","M5#1","M6#1")
   calculate : #OC          = MAX( 0, COLL_BAL - #BondBal )
   calculate : #IncrOC      = MAX( 0, #OC - BBAL( "CE#1" ) )
------------------------------------
         pay :  INCREMENT ( BALANCE "CE#1" , BY #IncrOC )
------------------------------------
!
 Collateral OVER
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20031101    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM        Gross  #mos  #mos   P#mos  P#mos
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index      Margin ToRst RstPer ToRst  RstPer
!! BEGINNING OF COLLATERAL
M        1     "15 YR FIXED"                    WL    00    WAC               6.23 (   657498.14 /       657498.14 );
M        2                                      WL    00    WAC               5.99 (   483415.64 /       483415.64 );
M        3                                      WL    00    WAC              6.184 (  1485717.10 /      1485717.10 );
M        4     "20 YR FIXED"                    WL    00    WAC              5.875 (   166188.36 /       166188.36 );
M        5     "20/30 BALLOON"                  WL    00    WAC              5.574 (   322299.87 /       322299.87 );
M        6     "30 YR FIXED"                    WL    00    WAC              6.779 (  7120179.18 /      7120179.18 );
M        7                                      WL    00    WAC              6.536 (  3531227.59 /      3531227.59 );
M        8                                      WL    00    WAC              7.002 (  3311658.58 /      3311658.58 );
M        9                                      WL    00    WAC              6.641 ( 35000983.55 /     35000983.55 );
M        10    "15 YR FIXED, 2nd lien"          WL    00    WAC              11.25 (    22802.34 /        22802.34 );
M        11    "15/30 BALLOON, 2nd lien"        WL    00    WAC             10.971 (  3610279.93 /      3610279.93 );
M        12                                     WL    00    WAC              9.401 (   260909.39 /       260909.39 );
M        13                                     WL    00    WAC             10.141 (  5964072.60 /      5964072.60 );
M        14                                     WL    00    WAC             10.202 (  4683898.86 /      4683898.86 );
M        15    "20 YR FIXED, 2nd lien"          WL    00    WAC                 11 (    26622.52 /        26622.52 );
M        16    "30 YR FIXED, 2nd lien"          WL    00    WAC               8.99 (    55518.07 /        55518.07 );
M        17    "0.5/29.5 6 ML"                  WL    00    WAC               8.24 (   178336.90 /       178336.90 );
M        18                                     WL    00    WAC              6.573 (   280059.28 /       280059.28 );
M        19    "2/28 6 ML"                      WL    00    WAC              7.173 ( 38539084.32 /     38539084.32 );
M        20                                     WL    00    WAC                8.5 (    51489.81 /        51489.81 );
M        21                                     WL    00    WAC              6.737 (  6326482.57 /      6326482.57 );
M        22                                     WL    00    WAC              6.762 (124088413.05 /    124088413.05 );
M        23                                     WL    00    WAC              6.633 (   921737.88 /       921737.88 );
M        24    "2/28 6 ML with 5yr IO period"   WL    00    WAC              6.375 (   282547.30 /       282547.30 );
M        25                                     WL    00    WAC              5.855 (  4857382.19 /      4857382.19 );
M        26    "3/27 6 ML"                      WL    00    WAC              6.903 (  2450560.61 /      2450560.61 );
M        27                                     WL    00    WAC              6.336 (   656798.31 /       656798.31 );
M        28                                     WL    00    WAC              7.266 (  1071931.91 /      1071931.91 );
M        29                                     WL    00    WAC              6.755 (  2876287.30 /      2876287.30 );
M        30    "5/25 6 ML"                      WL    00    WAC              6.301 (  1302613.26 /      1302613.26 );
M        31                                     WL    00    WAC              7.625 (   178320.81 /       178320.81 );
M        32                                     WL    00    WAC              6.649 (  1035649.69 /      1035649.69 );
M        33                                     WL    00    WAC              6.582 (  6553623.66 /      6553623.66 );
M        34    "5/25 6 ML with 5yr IO period"   WL    00    WAC              6.161 (  3030840.30 /      3030840.30 );
M        35                                     WL    00    WAC              5.594 (   977952.40 /       977952.40 );
M        36    "15 YR FIXED"                    WL    00    WAC              5.173 (   931326.78 /       931326.78 );
M        37                                     WL    00    WAC              6.142 (  1636290.66 /      1636290.66 );
M        38    "20 YR FIXED"                    WL    00    WAC                8.5 (    67199.00 /        67199.00 );
M        39                                     WL    00    WAC               7.99 (    82993.04 /        82993.04 );
M        40    "30 YR FIXED"                    WL    00    WAC              6.855 (  4166647.93 /      4166647.93 );
M        41                                     WL    00    WAC               6.57 (  2985755.26 /      2985755.26 );
M        42                                     WL    00    WAC               6.79 (   955640.07 /       955640.07 );
M        43                                     WL    00    WAC              6.384 ( 17467127.22 /     17467127.22 );
M        44    "15 YR FIXED, 2nd lien"          WL    00    WAC             11.125 (    56938.62 /        56938.62 );
M        45    "15/30 BALLOON, 2nd lien"        WL    00    WAC             10.654 (  7677045.36 /      7677045.36 );
M        46                                     WL    00    WAC              9.689 (   928591.50 /       928591.50 );
M        47                                     WL    00    WAC             10.141 (  9962920.69 /      9962920.69 );
M        48                                     WL    00    WAC             10.278 (  5516789.94 /      5516789.94 );
M        49    "2/28 6 ML"                      WL    00    WAC              6.976 ( 19196618.87 /     19196618.87 );
M        50                                     WL    00    WAC              7.053 (  3524206.35 /      3524206.35 );
M        51                                     WL    00    WAC              6.654 ( 64200096.34 /     64200096.34 );
M        52                                     WL    00    WAC              7.523 (   900660.26 /       900660.26 );
M        53    "2/28 6 ML with 5yr IO period"   WL    00    WAC              6.972 (  2299786.33 /      2299786.33 );
M        54                                     WL    00    WAC              5.625 (   416385.50 /       416385.50 );
M        55                                     WL    00    WAC              5.944 (  5907686.40 /      5907686.40 );
M        56    "3/27 6 ML"                      WL    00    WAC              5.914 (  1905202.87 /      1905202.87 );
M        57                                     WL    00    WAC                6.5 (   447297.71 /       447297.71 );
M        58                                     WL    00    WAC               5.99 (   594243.13 /       594243.13 );
M        59                                     WL    00    WAC              6.983 (  3642479.56 /      3642479.56 );
M        60    "5/25 6 ML"                      WL    00    WAC              5.787 (  1527758.95 /      1527758.95 );
M        61                                     WL    00    WAC              6.849 (  2128451.41 /      2128451.41 );
M        62                                     WL    00    WAC              5.632 (   804383.14 /       804383.14 );
M        63                                     WL    00    WAC              6.562 (  4850005.91 /      4850005.91 );
M        64    "5/25 6 ML with 5yr IO period"   WL    00    WAC               5.99 (   649858.80 /       649858.80 );
M        65                                     WL    00    WAC              5.884 (   780425.39 /       780425.39 );
M        66                                     WL    00    WAC               5.55 (   425803.74 /       425803.74 );



 Life   Reset Life   Max   Look
 Cap    Cap   Floor  Negam Back

     657498.14                      .5235        .5235            178:2     178:2       180 NO_CHECK
     483415.64                      .5235        .5235            177:3     177:3       180 NO_CHECK
    1485717.10                      .5235        .5235            178:2     178:2       180 NO_CHECK
     166188.36                      .5235        .5235            238:2     238:2       240 NO_CHECK
     322299.87                      .5235        .5235            358:2     358:2       360 NO_CHECK
    7120179.18                      .5235        .5235            357:3     357:3       360 NO_CHECK
    3531227.59                      .5235        .5235            357:3     357:3       360 NO_CHECK
    3311658.58                      .5235        .5235            357:3     357:3       360 NO_CHECK
   35000983.55                      .5235        .5235            357:3     357:3       360 NO_CHECK
      22802.34                      .5235        .5235            177:3     177:3       180 NO_CHECK
    3610279.93                      .5235        .5235            357:3     357:3       360 NO_CHECK
     260909.39                      .5235        .5235            357:3     357:3       360 NO_CHECK
    5964072.60                      .5235        .5235            357:3     357:3       360 NO_CHECK
    4683898.86                      .5235        .5235            357:3     357:3       360 NO_CHECK
      26622.52                      .5235        .5235            235:5     235:5       240 NO_CHECK
      55518.07                      .5235        .5235            359:1     359:1       360 NO_CHECK
     178336.90                      .5235        .5235            358:2     358:2       360 NO_CHECK ARM LIBOR_6MO
     280059.28                      .5235        .5235            357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
   38539084.32                      .5235        .5235            357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
      51489.81                      .5235        .5235            357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
    6326482.57                      .5235        .5235            357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
  124088413.05                      .5235        .5235            357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
     921737.88                      .5235        .5235            357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
     282547.30                      .5235        .5235            358:2     358:2       360 NO_CHECK ARM LIBOR_6MO
    4857382.19                      .5235        .5235            357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
    2450560.61                      .5235        .5235            357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
     656798.31                      .5235        .5235            358:2     358:2       360 NO_CHECK ARM LIBOR_6MO
    1071931.91                      .5235        .5235            358:2     358:2       360 NO_CHECK ARM LIBOR_6MO
    2876287.30                      .5235        .5235            358:2     358:2       360 NO_CHECK ARM LIBOR_6MO
    1302613.26                      .5235        .5235            357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
     178320.81                      .5235        .5235            358:2     358:2       360 NO_CHECK ARM LIBOR_6MO
    1035649.69                      .5235        .5235            357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
    6553623.66                      .5235        .5235            358:2     358:2       360 NO_CHECK ARM LIBOR_6MO
    3030840.30                      .5235        .5235            357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
     977952.40                      .5235        .5235            358:2     358:2       360 NO_CHECK ARM LIBOR_6MO
     931326.78                      .5235        .5235            178:2     178:2       180 NO_CHECK
    1636290.66                      .5235        .5235            177:3     177:3       180 NO_CHECK
      67199.00                      .5235        .5235            237:3     237:3       240 NO_CHECK
      82993.04                      .5235        .5235            237:3     237:3       240 NO_CHECK
    4166647.93                      .5235        .5235            358:2     358:2       360 NO_CHECK
    2985755.26                      .5235        .5235            357:3     357:3       360 NO_CHECK
     955640.07                      .5235        .5235            356:4     356:4       360 NO_CHECK
   17467127.22                      .5235        .5235            357:3     357:3       360 NO_CHECK
      56938.62                      .5235        .5235            178:2     178:2       180 NO_CHECK
    7677045.36                      .5235        .5235            357:3     357:3       360 NO_CHECK
     928591.50                      .5235        .5235            357:3     357:3       360 NO_CHECK
    9962920.69                      .5235        .5235            357:3     357:3       360 NO_CHECK
    5516789.94                      .5235        .5235            357:3     357:3       360 NO_CHECK
   19196618.87                      .5235        .5235            357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
    3524206.35                      .5235        .5235            357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
   64200096.34                      .5235        .5235            357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
     900660.26                      .5235        .5235            357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
    2299786.33                      .5235        .5235            357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
     416385.50                      .5235        .5235            358:2     358:2       360 NO_CHECK ARM LIBOR_6MO
    5907686.40                      .5235        .5235            357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
    1905202.87                      .5235        .5235            357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
     447297.71                      .5235        .5235            357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
     594243.13                      .5235        .5235            358:2     358:2       360 NO_CHECK ARM LIBOR_6MO
    3642479.56                      .5235        .5235            357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
    1527758.95                      .5235        .5235            357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
    2128451.41                      .5235        .5235            357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
     804383.14                      .5235        .5235            358:2     358:2       360 NO_CHECK ARM LIBOR_6MO
    4850005.91                      .5235        .5235            358:2     358:2       360 NO_CHECK ARM LIBOR_6MO
     649858.80                      .5235        .5235            357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
     780425.39                      .5235        .5235            358:2     358:2       360 NO_CHECK ARM LIBOR_6MO
     425803.74                      .5235        .5235            356:4     356:4       360 NO_CHECK ARM LIBOR_6MO






















            7.875     5    6 SYNC_INT             14.74               1            8.24         0      0
            5.118     4    6 SYNC_INT            13.073               1           6.573         0      0  INIT_PERCAP     1.841
            6.091    22    6 SYNC_INT            13.675               1           7.173         0      0  INIT_PERCAP      1.74
              6.5    22    6 SYNC_INT                15               1             8.5         0      0  INIT_PERCAP       1.5
             5.55    22    6 SYNC_INT            13.277               1           6.737         0      0  INIT_PERCAP     1.757
            5.868    22    6 SYNC_INT            13.256               1           6.757         0      0  INIT_PERCAP     1.829
            5.935    22    6 SYNC_INT            13.133               1           6.633         0      0  INIT_PERCAP     1.715
            6.375    23    6 SYNC_INT            12.875               1           6.375         0      0  INIT_PERCAP         3
            5.075    22    6 SYNC_INT            12.355               1           5.855         0      0  INIT_PERCAP         3
             5.81    34    6 SYNC_INT            13.382               1           6.903         0      0  INIT_PERCAP         3
            5.783    35    6 SYNC_INT            12.836               1           6.336         0      0  INIT_PERCAP         3
            6.165    35    6 SYNC_INT            13.766               1           7.266         0      0  INIT_PERCAP         3
            5.879    35    6 SYNC_INT            13.215               1           6.755         0      0  INIT_PERCAP         3
            5.422    58    6 SYNC_INT            12.801               1           6.301         0      0  INIT_PERCAP         3
              7.5    59    6 SYNC_INT            14.125               1           7.625         0      0  INIT_PERCAP         3
            5.748    58    6 SYNC_INT            13.149               1           6.649         0      0  INIT_PERCAP         3
            5.982    59    6 SYNC_INT            13.024               1           6.582         0      0  INIT_PERCAP         3
            5.455    58    6 SYNC_INT            12.661               1           6.161         0      0  INIT_PERCAP         5
            5.252    59    6 SYNC_INT            11.746               1           5.594         0      0  INIT_PERCAP         5













             5.84    22    6 SYNC_INT            13.476               1           6.976         0      0  INIT_PERCAP     1.742
            5.959    22    6 SYNC_INT            13.553               1           7.053         0      0  INIT_PERCAP     1.565
            5.864    22    6 SYNC_INT            13.153               1           6.647         0      0  INIT_PERCAP     1.796
            6.306    22    6 SYNC_INT            14.249               1           7.523         0      0  INIT_PERCAP      2.55
            5.507    22    6 SYNC_INT            13.472               1           6.972         0      0  INIT_PERCAP         3
             4.75    23    6 SYNC_INT            12.125               1           5.625         0      0  INIT_PERCAP         3
            5.456    22    6 SYNC_INT            12.444               1           5.944         0      0  INIT_PERCAP         3
            5.142    34    6 SYNC_INT            12.414               1           5.914         0      0  INIT_PERCAP         3
             5.75    34    6 SYNC_INT                13               1             6.5         0      0  INIT_PERCAP         3
                5    35    6 SYNC_INT             12.49               1            5.99         0      0  INIT_PERCAP         3
            5.964    34    6 SYNC_INT            13.483               1           6.983         0      0  INIT_PERCAP         3
            5.562    58    6 SYNC_INT            12.287               1           5.787         0      0  INIT_PERCAP         3
            5.791    58    6 SYNC_INT            13.349               1           6.849         0      0  INIT_PERCAP         3
             5.25    59    6 SYNC_INT            12.132               1           5.632         0      0  INIT_PERCAP         3
            5.104    59    6 SYNC_INT            13.052               1           6.562         0      0  INIT_PERCAP         3
             4.75    58    6 SYNC_INT             12.49               1            5.99         0      0  INIT_PERCAP         5
             5.38    59    6 SYNC_INT            12.384               1           5.884         0      0  INIT_PERCAP         5
            4.625    57    6 SYNC_INT             12.05               1            5.55         0      0  INIT_PERCAP         5








                                                            GROUP "1F"
                                                            GROUP "1F"
                                                            GROUP "1F"
                                                            GROUP "1F"
BALLOON SCHED_ALL            240                            GROUP "1F"
                                                            GROUP "1F"
                                                            GROUP "1F"
                                                            GROUP "1F"
                                                            GROUP "1F"
                                                            GROUP "1F"
BALLOON SCHED_ALL            180                            GROUP "1F"
BALLOON SCHED_ALL            180                            GROUP "1F"
BALLOON SCHED_ALL            180                            GROUP "1F"
BALLOON SCHED_ALL            180                            GROUP "1F"
                                                            GROUP "1F"
                                                            GROUP "1F"
                                                            GROUP "1A"    TEASER
                                                            GROUP "1A"    TEASER
                                                            GROUP "1A"    TEASER
                                                            GROUP "1A"    TEASER
                                                            GROUP "1A"    TEASER
                                                            GROUP "1A"    TEASER
                                                            GROUP "1A"    TEASER
                                 AMORT NONE FOR          60 GROUP "1A"    TEASER
                                 AMORT NONE FOR          60 GROUP "1A"    TEASER
                                                            GROUP "1A"    TEASER
                                                            GROUP "1A"    TEASER
                                                            GROUP "1A"    TEASER
                                                            GROUP "1A"    TEASER
                                                            GROUP "1A"    TEASER
                                                            GROUP "1A"    TEASER
                                                            GROUP "1A"    TEASER
                                                            GROUP "1A"    TEASER
                                 AMORT NONE FOR          60 GROUP "1A"    TEASER
                                 AMORT NONE FOR          60 GROUP "1A"    TEASER
                                                            GROUP "2F"
                                                            GROUP "2F"
                                                            GROUP "2F"
                                                            GROUP "2F"
                                                            GROUP "2F"
                                                            GROUP "2F"
                                                            GROUP "2F"
                                                            GROUP "2F"
                                                            GROUP "2F"
BALLOON SCHED_ALL            180                            GROUP "2F"
BALLOON SCHED_ALL            180                            GROUP "2F"
BALLOON SCHED_ALL            180                            GROUP "2F"
BALLOON SCHED_ALL            180                            GROUP "2F"
                                                            GROUP "2A"    TEASER
                                                            GROUP "2A"    TEASER
                                                            GROUP "2A"    TEASER
                                                            GROUP "2A"    TEASER
                                 AMORT NONE FOR          60 GROUP "2A"    TEASER
                                 AMORT NONE FOR          60 GROUP "2A"    TEASER
                                 AMORT NONE FOR          60 GROUP "2A"    TEASER
                                                            GROUP "2A"    TEASER
                                                            GROUP "2A"    TEASER
                                                            GROUP "2A"    TEASER
                                                            GROUP "2A"    TEASER
                                                            GROUP "2A"    TEASER
                                                            GROUP "2A"    TEASER
                                                            GROUP "2A"    TEASER
                                                            GROUP "2A"    TEASER
                                 AMORT NONE FOR          60 GROUP "2A"    TEASER
                                 AMORT NONE FOR          60 GROUP "2A"    TEASER
                                 AMORT NONE FOR          60 GROUP "2A"    TEASER

ABFC 2003-WMC1                         BANK OF AMERICA SECURITIES [LOGO OMITTED]

ASSUMPTIONS
Prepay Vector    FRM
                 -Months 1-12, CPR ramps from 0% to18%
                 -Months 13-24, CPR constant 18%
                 -Months 25-120, CPR ramps from 18% to 21%
                 -Month 121 until end, CPR is constant 21%

                 ARM
                 -Months 1-18, CPR ramps from 0% to 30%
                 -Months 19-24, CPR ramps from 30% to 50%
                 -Months 25-40, CPR ramps from 50% to 30%
                 -Month 41 until end, CPR is constant 30%

Default Vector   -Months 1-24, CDR ramps from 0% to 8%
                 -Months 25-48 CDR constant 8%
                 -Months 49-120, CDR ramps from 8% to 5%
                 -Month 121 until end, CDR constant 5%

Loss Severity    35%
Trigger          Fail

-------------------------------------------------------------------------
                            RUN TO CALL (0 MONTH LAG)
                 FORWARD LIBOR               FORWARD LIBOR + 200 BP
       Default Multiple   Cum Loss (%)   Default Multiple   Cum Loss (%)
-------------------------------------------------------------------------
M2                  414          13.38                308          11.27
M3                  308          11.27                221           9.04
M4                  245           9.71                170           7.47
M5                  197           8.32                130           6.09
M6                  157           7.06                100           4.91
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                        RUN TO MATURITY (12 MONTHS LAG)
               FORWARD LIBOR                FORWARD LIBOR + 200 BP
       Default Multiple  Cum Loss (%)     Default Multiple   Cum Loss (%)
-------------------------------------------------------------------------
M2                281           12.04                 220          10.19
M3                207            9.75                 158           7.96
M4                162            8.11                 122           6.48
M5                128            6.73                  94           5.21
M6                103            5.63                  74           4.23
-------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2003-WMC1                        BANK OF AMERICA SECURITIES [LOGO OMITTED]

ASSUMPTIONS
Prepay Speed              Fitch BBB for ARMs
                          90% FRM PPC
Loss Severity                           50%
Recovery Delay                     6 months
P&I Advance                            100%
Trigger                                Fail
Price                                   100

Class M2
-------------------------------------------------------------------------------------------------------------------
            Yield (%)  WAL (yrs)  MD (%)   Prin. Loss ($)  CDR (%)      Collat. Loss $ (%)    Collat. Liquid. $ (%)
-------------------------------------------------------------------------------------------------------------------
Forward         6.16       7.88    6.24          251,629     12.2    54,757,594.92 (12.76)   109,515,234.64 (25.53)
+ 100           6.98       8.23    6.19          217,869     10.7     49,232,577.5 (11.48)    98,465,205.41 (22.95)
+ 200           7.72       8.59    6.15           77,971      9.2    43,430,979.98 (10.12)    86,862,015.55 (20.25)
+ 300           7.99       8.93    6.21           32,572      7.9     38,159,662.05 (8.90)    76,319,383.31 (17.79)
+ 400           7.99       9.17    6.28          306,741      7.2     35,221,541.82 (8.21)    70,443,144.24 (16.42)
+ 500           8.05       9.20    6.27          322,290      7.1     34,795,859.23 (8.11)    69,591,779.24 (16.22)
-------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2003-WMC1                         BANK OF AMERICA SECURITIES [LOGO OMITTED]

ASSUMPTIONS
Loss Severity                           50%
Recovery Delay                    12 months
Trigger                                Fail
LIBOR 1M                      Forward Curve
LIBOR 6M                      Forward Curve

-------------------------------------------------------------------------------------------------------------
                         BREAK-EVEN CDR                                     CUMULATIVE LOSS (%)
-------------------------------------------------------------------------------------------------------------
          25 CPR            40 CPR             60 CPR            25 CPR             40 CPR            60 CPR
M1          15.6              20.5               29.1             18.20              15.42             13.78
M2          10.7              13.3               18.2             13.84              10.89              9.13
M3           8.6              10.1               13.3             11.66               8.61              6.86
M4           7.2               8.1               10.1             10.09               7.09              5.31
M5           6.2               6.4                7.4              8.90               5.73              3.96
M6           5.6               5.3                5.2              8.16               4.82              2.82
-------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2003-WMC1                        BANK OF AMERICA SECURITIES [LOGO OMITTED]

ASSUMPTIONS
Prepay Speed              100% FRM/ ARM PPC
Loss Severity             55%
Recovery Delay            6 months
Trigger                   Fail

Class M1
---------------------------------------------------------------------------------------------------------
                  STATIC LIBOR                    FORWARD LIBOR                STATIC LIBOR + 150 BP
           ----------------------------------------------------------------------------------------------
              CDR           Cum Loss (%)      CDR            Cum Loss (%)     CDR           Cum Loss (%)
---------------------------------------------------------------------------------------------------------
100% PPC                                       15.0              18.94
150% PPC      21.0              17.77          19.1              16.53        19.2              16.59
---------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2003-WMC1                       BANK OF AMERICA SECURITIES [LOGO OMITTED]

ASSUMPTIONS
Prepay Speed       100% ARM PPC
                   100% FRM PPC

                         NET WAC RATE (MATURITY): M1

                                Static LIBOR               Forward LIBOR
         1                              6.51                        6.51
         2                              6.31                        6.31
         3                              6.31                        6.31
         4                              6.75                        6.75
         5                              6.32                        6.32
         6                              6.53                        6.53
         7                              6.32                        6.32
         8                              6.53                        6.53
         9                              6.32                        6.32
        10                              6.33                        6.33
        11                              6.54                        6.54
        12                              6.33                        6.33
        13                              6.54                        6.54
        14                              6.33                        6.33
        15                              6.33                        6.33
        16                              7.01                        7.01
        17                              6.34                        6.34
        18                              6.55                        6.55
        19                              6.34                        6.34
        20                              6.55                        6.55
        21                              6.34                        6.34
        22                              6.52                        7.41
        23                              6.74                        7.66
        24                              6.52                        7.41
        25                              6.74                        7.66
        26                              6.52                        7.41
        27                              6.52                        7.41
        28                              7.22                        8.83
        29                              6.53                        7.97
        30                              6.75                        8.24
        31                              6.53                        7.97
        32                              6.75                        8.23
        33                              6.53                        7.97
        34                              6.54                        8.34
        35                              6.76                        8.65
        36                              6.54                        8.37
        37                              6.76                        8.65
        38                              6.54                        8.37
        39                              6.55                        8.37
        40                              7.25                        9.48
        41                              6.55                        8.57
        42                              6.77                        8.85
        43                              6.55                        8.57
        44                              6.77                        8.85
        45                              6.55                        8.56
        46                              6.55                        8.75
        47                              6.77                        9.04
        48                              6.56                        8.75
        49                              6.78                        9.03
        50                              6.56                        8.74
        51                              6.56                        8.74
        52                              7.01                        9.50
        53                              6.56                        8.89
        54                              6.78                        9.18
        55                              6.57                        8.88
        56                              6.79                        9.17
        57                              6.57                        8.88
        58                              6.58                        9.07
        59                              6.81                        9.46
        60                              6.59                        9.15
        61                              6.81                        9.46
        62                              6.60                        9.15
        63                              6.60                        9.14
        64                              7.30                       10.23
        65                              6.60                        9.26
        66                              6.82                        9.57
        67                              6.60                        9.26
        68                              6.82                        9.56
        69                              6.60                        9.25
        70                              6.61                        9.35
        71                              6.83                        9.68
        72                              6.61                        9.36
        73                              6.83                        9.67
        74                              6.61                        9.35
        75                              6.61                        9.35
        76                              7.32                       10.37
        77                              6.61                        9.36
        78                              6.84                        9.67
        79                              6.62                        9.36
        80                              6.84                        9.67
        81                              6.62                        9.35
        82                              6.62                        9.35
        83                              6.84                        9.65
        84                              6.62                        9.34
        85                              6.85                        9.65
        86                              6.63                        9.33
        87                              6.63                        9.33
        88                              7.34                       10.32
        89                              6.63                        9.32
        90                              6.85                        9.63
        91                              6.63                        9.31
        92                              6.86                        9.62
        93                              6.64                        9.30
        94                              6.64                        9.30
        95                              6.86                        9.61
        96                              6.64                        9.29
        97                              6.86                        9.60
        98                              6.64                        9.29
        99                              6.65                        9.28
       100                              7.11                        9.92
       101                              6.65                        9.28
       102                              6.87                        9.58
       103                              6.65                        9.27
       104                              6.87                        9.57
       105                              6.65                        9.26
       106                              6.66                        9.26
       107                              6.88                        9.56
       108                              6.66                        9.25
       109                              6.88                        9.55
       110                              6.66                        9.24
       111                              6.66                        9.24
       112                              7.38                       10.22
       113                              6.67                        9.23
       114                              6.89                        9.54
       115                              6.67                        9.22
       116                              6.89                        9.53
       117                              6.67                        9.22
       118                              6.67                        9.21
       119                              6.90                        9.52
       120                              6.68                        9.21
       121                              6.90                        9.51
       122                              6.68                        9.20
       123                              6.68                        9.20
       124                              7.40                       10.18
       125                              6.69                        9.19
       126                              6.91                        9.49
       127                              6.69                        9.18
       128                              6.91                        9.48
       129                              6.69                        9.18
       130                              6.69                        9.17
       131                              6.92                        9.47
       132                              6.70                        9.16
       133                              6.92                        9.47
       134                              6.70                        9.16
       135                              6.70                        9.15
       136                              7.42                       10.13
       137                              6.71                        9.15
       138                              6.93                        9.45
       139                              6.71                        9.14
       140                              6.93                        9.44
       141                              6.71                        9.13
       142                              6.71                        9.13
       143                              6.94                        9.43
       144                              6.72                        9.12
       145                              6.94                        9.42
       146                              6.72                        9.12
       147                              6.72                        9.11
       148                              7.19                        9.74
       149                              6.73                        9.11
       150                              6.95                        9.41
       151                              6.73                        9.10
       152                              6.96                        9.40
       153                              6.73                        9.09
       154                              6.74                        9.09
       155                              6.96                        9.39
       156                              6.74                        9.08
       157                              6.97                        9.38
       158                              6.74                        9.08
       159                              6.75                        9.08
       160                              7.47                       10.04
       161                              6.75                        9.07
       162                              6.98                        9.37
       163                              6.75                        9.06
       164                              6.98                        9.36
       165                              6.76                        9.06
       166                              6.76                        9.05
       167                              6.99                        9.35
       168                              6.76                        9.05
       169                              6.99                        9.35
       170                              6.77                        9.04
       171                              6.77                        9.04
       172                              7.50                       10.00
       173                              6.77                        9.03
       174                              7.00                        9.33
       175                              6.78                        9.03
       176                              7.01                        9.33
       177                              6.78                        9.02
       178                              6.15                        8.92
       179                              6.36                        9.21
       180                              6.15                        8.91
       181                              6.36                        9.20
       182                              6.15                        8.90
       183                              6.15                        8.89
       184                              6.81                        9.84
       185                              6.15                        8.88
       186                              6.35                        9.17
       187                              6.15                        8.87
       188                              6.35                        9.16
       189                              6.15                        8.86
       190                              6.15                        8.86
       191                              6.35                        9.15
       192                              6.14                        8.85
       193                              6.35                        9.14
       194                              6.14                        8.84
       195                              6.14                        8.83
       196                              6.57                        9.44
       197                              6.14                        8.82
       198                              6.35                        9.11
       199                              6.14                        8.81
       200                              6.34                        9.10
       201                              6.14                        8.80
       202                              6.14                        8.80
       203                              6.34                        9.09
       204                              6.14                        8.79
       205                              6.34                        9.07
       206                              6.14                        8.78
       207                              6.14                        8.77
       208                              6.79                        9.71
       209                              6.13                        8.76
       210                              6.34                        9.05
       211                              6.13                        8.75
       212                              6.34                        9.04
       213                              6.13                        8.74
       214                              6.13                        8.74
       215                              6.34                        9.02
       216                              6.13                        8.73
       217                              6.33                        9.01
       218                              6.13                        8.72
       219                              6.13                        8.71
       220                              6.78                        9.64
       221                              6.13                        8.70
       222                              6.33                        8.99
       223                              6.13                        8.69
       224                              6.33                        8.98
       225                              6.13                        8.68
       226                              6.12                        8.68
       227                              6.33                        8.96
       228                              6.12                        8.67
       229                              6.33                        8.95
       230                              6.12                        8.66
       231                              6.12                        8.65
       232                              6.78                        9.58
       233                              6.12                        8.64
       234                              6.32                        8.93
       235                              6.12                        8.64
       236                              6.32                        8.92
       237                              6.12                        8.63
       238                              6.12                        8.62
       239                              6.32                        8.91
       240                              6.12                        8.62
       241                              6.32                        8.90
       242                              6.12                        8.61
       243                              6.12                        8.60
       244                              6.54                        9.19
       245                              6.12                        8.59
       246                              6.32                        8.87
       247                              6.12                        8.58
       248                              6.32                        8.86
       249                              6.11                        8.57
       250                              6.11                        8.57
       251                              6.32                        8.85
       252                              6.11                        8.56
       253                              6.32                        8.84
       254                              6.11                        8.55
       255                              6.11                        8.54
       256                              6.76                        9.45
       257                              6.11                        8.53
       258                              6.31                        8.81
       259                              6.11                        8.53
       260                              6.31                        8.80
       261                              6.11                        8.52
       262                              6.11                        8.51
       263                              6.31                        8.79
       264                              6.11                        8.50
       265                              6.31                        8.78
       266                              6.10                        8.49
       267                              6.10                        8.49
       268                              6.76                        9.39
       269                              6.10                        8.48
       270                              6.31                        8.75
       271                              6.10                        8.47
       272                              6.30                        8.74
       273                              6.10                        8.46
       274                              6.10                        8.45
       275                              6.30                        8.73
       276                              6.10                        8.44
       277                              6.30                        8.72
       278                              6.10                        8.43
       279                              6.10                        8.43
       280                              6.75                        9.33
       281                              6.10                        8.42
       282                              6.30                        8.70
       283                              6.09                        8.41
       284                              6.30                        8.69
       285                              6.09                        8.40
       286                              6.09                        8.40
       287                              6.30                        8.67
       288                              6.09                        8.39
       289                              6.29                        8.66
       290                              6.09                        8.38
       291                              6.09                        8.37
       292                              6.51                        8.95
       293                              6.09                        8.36
       294                              6.29                        8.64
       295                              6.09                        8.35
       296                              6.29                        8.63
       297                              6.09                        8.35
       298                              6.09                        8.34
       299                              6.29                        8.61
       300                              6.09                        8.33
       301                              6.29                        8.60
       302                              6.08                        8.32
       303                              6.08                        8.32
       304                              6.73                        9.20
       305                              6.08                        8.31
       306                              6.28                        8.58
       307                              6.08                        8.30
       308                              6.28                        8.57
       309                              6.08                        8.29
       310                              6.08                        8.29
       311                              6.28                        8.56
       312                              6.08                        8.28
       313                              6.28                        8.55
       314                              6.08                        8.27
       315                              6.08                        8.26
       316                              6.73                        9.14
       317                              6.08                        8.25
       318                              6.28                        8.52
       319                              6.07                        8.25
       320                              6.28                        8.52
       321                              6.07                        8.24
       322                              6.07                        8.23
       323                              6.28                        8.50
       324                              6.07                        8.22
       325                              6.27                        8.49
       326                              6.07                        8.21
       327                              6.07                        8.21
       328                              6.72                        9.08
       329                              6.07                        8.20
       330                              6.27                        8.47
       331                              6.07                        8.19
       332                              6.27                        8.46
       333                              6.07                        8.18
       334                              6.07                        8.18
       335                              6.27                        8.45
       336                              6.07                        8.17
       337                              6.27                        8.44
       338                              6.07                        8.16
       339                              6.06                        8.16
       340                              6.48                        8.72
       341                              6.06                        8.15
       342                              6.27                        8.42
       343                              6.06                        8.14
       344                              6.26                        8.41
       345                              6.06                        8.13
       346                              6.06                        8.13
       347                              6.26                        8.39
       348                              6.06                        8.12
       349                              6.26                        8.39
       350                              6.06                        8.11
       351                              6.06                        8.11
       352                              6.71                        8.97
       353                              6.06                        8.10
       354                              6.26                        8.37
       355                              6.06                        8.10
       356                              6.26                        8.36
       357                              6.06                        8.10
       358                              6.20                        8.23
       359                              8.47                        8.47


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ALL INFORMATION IS PRELIMINARY AND SUBJECT TO CHANGE

                                       BANK OF AMERICA SECURITIES [LOGO OMITTED]

TRANSACTION
-----------------------

ISSUER                 Asset Backed Funding Corporation
SERIES                 Asset-Backed Certificates, Series 2003-WMC1

COLLATERAL             Approximately $429MM of Closed End Home Equity Mortgage
ORIGINATOR             Loans WMC Mortgage Corp.

SERVICER               HomEq Servicing Corporation
RATING                 "SQ1/NR", "STRONG/STRONG", "RPS1/RSS1" (M/S/F)

RATING AGENCIES        Moody's, S&P and Fitch

STRUCTURE
-----------------------

CREDIT SUPPORT
                    1- Excess Interest
                    2- Overcollateralization
                    3- Subordination

                                                                         429,000,000   INITIAL     INITIAL     STEPDOWN
                       ---------------------------------------------------------------------------------------------------
                          CLASS      MOODY'S    S&P   FITCH   CPN TYPE    AMOUNT        SIZE         C/E          C/E
                       ---------------------------------------------------------------------------------------------------
                         SENIORS       Aaa      AAA    AAA      Float    347,489,000      81.00%       19.00%      38.00%
                           M1          Aa2      AA      AA      Float     27,670,500       6.45%       12.55%      25.10%
                           M2           A2       A      A+      Float     19,519,500       4.55%        8.00%      16.00%
                           M3           A3      A-      A       Float      9,438,000       2.20%        5.80%      11.60%
                           M4          Baa1    BBB+    BBB+     Float      6,435,000       1.50%        4.30%       8.60%
                           M5          Baa2     BBB    BBB      Float      5,577,000       1.30%        3.00%       6.00%
                           M6          Baa3    BBB-    BBB-     Float      5,148,000       1.20%        1.80%       3.60%
                           CE           UR      UR      UR      Resid      7,723,000       1.80%        0.00%       0.00%
                       ---------------------------------------------------------------------------------------------------

                       After the Stepdown Date the subordinates may receive principal payments Overcollateralization is fully funded at approximately 180bps and is floored at 50bps

TRIGGER EVENT          A Trigger Event exists with respect to any Distribution
                       Date on or after the Stepdown Date if either: (i) the 60+ day delinquency percentage (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than 42.75% of the senior enhancement percentage for the Offered Certificates or
                       (ii) during such period the Cumulative Realized Loss
                       Percentage exceeds the values defined below:

                                                            CUMULATIVE REALIZED
                       DISTRIBUTION DATES                   LOSS PERCENTAGE
                       December 2006 - November 2007           2.75%
                       December 2007 - November 2008           4.25%
                       December 2008 - November 2009           5.50%
                       December 2009 - November 2010           6.25%
                       December 2010 and thereafter            6.50%

LOSS COVERAGE
-----------------------

                                                                            STATIC LIBOR               FWD LIBOR
                       --------------------------------------------------------------------------------------------------
                          CLASS   MOODY'S     S&P    FITCH    CPN TYPE   CDR BREAK     CUM LOSS    CDR BREAK    CUM LOSS
                       --------------------------------------------------------------------------------------------------
                           M1       Aa2       AA       AA       Float         24.2%       18.9%        20.9%       17.2%
                           M2        A2        A       A+       Float         16.9%       14.9%        13.8%       13.0%
                           M3        A3       A-       A        Float         13.8%       12.9%        10.9%       10.9%
                           M4       Baa1     BBB+     BBB+      Float         11.7%       11.4%         9.0%        9.3%
                           M5       Baa2      BBB     BBB       Float         10.1%       10.2%         7.7%        8.2%
                           M6       Baa3     BBB-     BBB-      Float          9.1%        9.4%         6.8%        7.4%
                       --------------------------------------------------------------------------------------------------

                       40% loss severity
                       12 month delay
                       Trigger failing
                       Run to maturity
                       Defaults are in addition to prepayments
                       Run at 100ppc for fixed rate loans, 100ppc for ARM loans "Break" is first dollar of principal loss

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ALL INFORMATION IS PRELIMINARY AND SUBJECT TO CHANGE

                                      BANK OF AMERICA SECURITIES [LOGO OMITTED]

EXCESS SPREAD
--------------------------

                             STATIC      FORWARD      FORWARD     FORWARD
--------------------------------------------------------------------------------
   Period       Paydate    XS Spread    XS Spread    1m LIBOR     6m LIBOR
            1    12/25/03     482          480         1.14         1.28
            2     1/25/04     476          466         1.22         1.34
            3     2/25/04     476          464         1.23         1.41
            4     3/25/04     487          473         1.27         1.49
            5     4/25/04     476          453         1.34         1.60
            6     5/25/04     481          450         1.44         1.71
            7     6/25/04     475          436         1.50         1.83
            8     7/25/04     480          431         1.62         1.95
            9     8/25/04     474          413         1.72         2.07
           10     9/25/04     473          394         1.91         2.18
           11    10/25/04     478          388         2.05         2.29
           12    11/25/04     472          370         2.13         2.38
           13    12/25/04     477          369         2.23         2.48
           14     1/25/05     470          349         2.32         2.58
           15     2/25/05     470          339         2.42         2.68
           16     3/25/05     487          360         2.52         2.77
           17     4/25/05     468          318         2.62         2.88
           18     5/25/05     474          319         2.71         2.97
           19     6/25/05     467          298         2.81         3.07
           20     7/25/05     472          299         2.90         3.18
           21     8/25/05     465          277         2.99         3.27
           22     9/25/05     482          377         3.09         3.38
           23    10/25/05     488          380         3.18         3.48
           24    11/25/05     481          353         3.32         3.58
           25    12/25/05     486          356         3.42         3.68
           26     1/25/06     479          332         3.51         3.77
           27     2/25/06     478          321         3.61         3.86
           28     3/25/06     496          413         3.70         3.96
           29     4/25/06     476          360         3.79         4.05
           30     5/25/06     481          365         3.88         4.13
           31     6/25/06     473          340         3.97         4.19
           32     7/25/06     479          346         4.06         4.24
           33     8/25/06     471          320         4.14         4.29
           34     9/25/06     470          349         4.23         4.33
           35    10/25/06     476          360         4.32         4.37
           36    11/25/06     468          351         4.22         4.41
           37    12/25/06     473          362         4.26         4.48
           38     1/25/07     469          337         4.33         4.55
           39     2/25/07     473          334         4.41         4.62
           40     3/25/07     495          402         4.48         4.70
           41     4/25/07     478          346         4.54         4.76
           42     5/25/07     485          357         4.61         4.83
           43     6/25/07     479          333         4.68         4.87
           44     7/25/07     486          344         4.75         4.91
           45     8/25/07     480          319         4.82         4.95
           46     9/25/07     480          332         4.88         4.98
           47    10/25/07     487          344         4.95         5.01
           48    11/25/07     480          333         4.87         5.04
           49    12/25/07     487          348         4.90         5.10
           50     1/25/08     481          323         4.96         5.15
           51     2/25/08     481          317         5.02         5.21
           52     3/25/08     494          365         5.07         5.26
           53     4/25/08     481          322         5.13         5.32
           54     5/25/08     487          335         5.18         5.37
           55     6/25/08     481          311         5.23         5.39
           56     7/25/08     488          325         5.28         5.41
           57     8/25/08     481          300         5.34         5.42
           58     9/25/08     482          314         5.39         5.43
           59    10/25/08     490          339         5.44         5.44
           60    11/25/08     484          334         5.29         5.45
           61    12/25/08     491          349         5.32         5.49
           62     1/25/09     484          325         5.37         5.53
           63     2/25/09     484          320         5.41         5.57
           64     3/25/09     504          387         5.45         5.61
           65     4/25/09     485          325         5.49         5.65
           66     5/25/09     491          341         5.53         5.69
           67     6/25/09     485          316         5.57         5.71
           68     7/25/09     491          333         5.61         5.73
           69     8/25/09     485          308         5.64         5.74
           70     9/25/09     485          314         5.68         5.75
           71    10/25/09     492          333         5.72         5.76
           72    11/25/09     486          321         5.63         5.77
           73    12/25/09     492          341         5.63         5.77
           74     1/25/10     486          320         5.63         5.77
           75     2/25/10     486          320         5.63         5.77
--------------------------------------------------------------------------------
Run at 100ppc for fixed rate loans, 100ppc for ARM loans

ABFC 2003-WMC1
                                      BANK OF AMERICA SECURITIES [LOGO OMITTED]
ASSUMPTIONS
Prepay Speed       10 CPR
Class A2

-----------------------------------------------------------------------
                        AFC               AFC             EFFECTIVE AFC
        ---------------------------------------------------------------
                Static LIBOR                    LIBOR at 20%
-----------------------------------------------------------------------
      1                 6.63              6.63                    9.44
      2                 6.41              6.41                    9.38
      3                 6.41              6.41                    9.34
      4                 6.86              6.86                    9.34
      5                 6.41              6.41                    9.25
      6                 6.63              6.63                    9.24
      7                 6.41              6.41                    9.16
      8                 6.63              6.63                    9.14
      9                 6.41              6.41                    9.07
     10                 6.41              6.41                    9.02
     11                 6.63              6.63                    9.02
     12                 6.42              6.42                    8.95
     13                 6.63              6.63                    8.94
     14                 6.42              6.42                    8.86
     15                 6.42              6.42                    8.81
     16                 7.10              7.10                    8.93
     17                 6.42              6.42                    8.73
     18                 6.63              6.63                    8.74
     19                 6.42              6.42                    8.66
     20                 6.63              6.63                    8.67
     21                 6.42              6.42                    8.58
     22                 6.61              7.47                    8.79
     23                 6.83              7.73                    8.85
     24                 6.61              7.48                    8.75
     25                 6.83              7.73                    8.81
     26                 6.61              7.48                    8.71
     27                 6.61              7.48                    8.69
     28                 7.32              8.90                    9.14
     29                 6.61              8.04                    8.82
     30                 6.83              8.31                    8.92
     31                 6.61              8.04                    8.80
     32                 6.83              8.31                    8.90
     33                 6.61              8.04                    8.78
     34                 6.62              8.71                    9.07
     35                 6.85              9.01                    9.17
     36                 6.62              8.72                    9.05
     37                 6.85              9.01                    9.17
     38                 6.63              8.72                    9.04
     39                 6.63              8.72                    9.03
     40                 7.34             10.32                   10.32
     41                 6.63              9.32                    9.32
     42                 6.85              9.64                    9.64
     43                 6.63              9.33                    9.33
     44                 6.85              9.64                    9.64
     45                 6.63              9.33                    9.33
     46                 6.63              9.90                    9.90
     47                 6.85             10.23                   10.23
     48                 6.63              9.91                    9.91
     49                 6.85             10.24                   10.24
     50                 6.63              9.91                    9.91
     51                 6.63              9.91                    9.91
     52                 7.09             11.02                   11.02
     53                 6.63             10.32                   10.32
     54                 6.85             10.66                   10.66
     55                 6.63             10.32                   10.32
     56                 6.85             10.66                   10.66
     57                 6.63             10.33                   10.33
     58                 6.64             10.44                   10.44
     59                 6.87             10.91                   10.91
     60                 6.65             10.56                   10.56
     61                 6.87             10.91                   10.91
     62                 6.65             10.56                   10.56
     63                 6.65             10.57                   10.57
     64                 7.36             11.73                   11.73
     65                 6.65             10.63                   10.63
     66                 6.87             10.99                   10.99
     67                 6.65             10.63                   10.63
     68                 6.87             10.99                   10.99
     69                 6.65             10.64                   10.64
     70                 6.65             10.66                   10.66
     71                 6.87             11.05                   11.05
     72                 6.65             10.70                   10.70
     73                 6.88             11.05                   11.05
     74                 6.65             10.70                   10.70
     75                 6.65             10.70                   10.70
     76                 7.37             11.87                   11.87
     77                 6.66             10.76                   10.76
     78                 6.88             11.12                   11.12
     79                 6.66             10.76                   10.76
     80                 6.88             11.12                   11.12
     81                 6.66             10.76                   10.76
     82                 6.66             10.77                   10.77
     83                 6.88             11.15                   11.15
     84                 6.66             10.79                   10.79
     85                 6.88             11.15                   11.15
     86                 6.66             10.79                   10.79
     87                 6.66             10.79                   10.79
     88                 7.37             11.95                   11.95
     89                 6.66             10.80                   10.80
     90                 6.88             11.16                   11.16
     91                 6.66             10.80                   10.80
     92                 6.88             11.16                   11.16
     93                 6.66             10.80                   10.80
     94                 6.66             10.80                   10.80
     95                 6.88             11.17                   11.17
     96                 6.66             10.81                   10.81
     97                 6.88             11.17                   11.17
     98                 6.66             10.81                   10.81
     99                 6.66             10.81                   10.81
    100                 7.12             11.56                   11.56
    101                 6.66             10.81                   10.81
    102                 6.89             11.18                   11.18
    103                 6.67             10.82                   10.82
    104                 6.89             11.18                   11.18
    105                 6.67             10.82                   10.82
    106                 6.67             10.82                   10.82
    107                 6.89             11.18                   11.18
    108                 6.67             10.82                   10.82
    109                 6.89             11.19                   11.19
    110                 6.67             10.83                   10.83
    111                 6.67             10.83                   10.83
    112                 7.38             11.99                   11.99
    113                 6.67             10.83                   10.83
    114                 6.89             11.19                   11.19
    115                 6.67             10.83                   10.83
    116                 6.89             11.20                   11.20
    117                 6.67             10.84                   10.84
    118                 6.67             10.84                   10.84
    119                 6.89             11.20                   11.20
    120                 6.67             10.84                   10.84
    121                 6.90             11.20                   11.20
    122                 6.67             10.84                   10.84
    123                 6.67             10.85                   10.85
    124                 7.39             12.01                   12.01
    125                 6.68             10.85                   10.85
    126                 6.90             11.21                   11.21
    127                 6.68             10.85                   10.85
    128                 6.90             11.22                   11.22
    129                 6.68             10.86                   10.86
    130                 6.68             10.86                   10.86
    131                 6.90             11.22                   11.22
    132                 6.68             10.86                   10.86
    133                 6.90             11.22                   11.22
    134                 6.68             10.86                   10.86
    135                 6.68             10.87                   10.87
    136                 7.40             12.03                   12.03
    137                 6.68             10.87                   10.87
    138                 6.90             11.23                   11.23
    139                 6.68             10.87                   10.87
    140                 6.91             11.24                   11.24
    141                 6.68             10.88                   10.88
    142                 6.68             10.88                   10.88
    143                 6.91             11.24                   11.24
    144                 6.68             10.88                   10.88
    145                 6.91             11.25                   11.25
    146                 6.69             10.88                   10.88
    147                 6.69             10.89                   10.89
    148                 7.15             11.64                   11.64
    149                 6.69             10.89                   10.89
    150                 6.91             11.26                   11.26
    151                 6.69             10.89                   10.89
    152                 6.91             11.26                   11.26
    153                 6.69             10.90                   10.90
    154                 6.69             10.90                   10.90
    155                 6.91             11.26                   11.26
    156                 6.69             10.90                   10.90
    157                 6.91             11.27                   11.27
    158                 6.69             10.91                   10.91
    159                 6.69             10.91                   10.91
    160                 7.41             12.08                   12.08
    161                 6.69             10.91                   10.91
    162                 6.92             11.28                   11.28
    163                 6.70             10.92                   10.92
    164                 6.92             11.28                   11.28
    165                 6.70             10.92                   10.92
    166                 6.70             10.92                   10.92
    167                 6.92             11.29                   11.29
    168                 6.70             10.93                   10.93
    169                 6.92             11.29                   11.29
    170                 6.70             10.93                   10.93
    171                 6.70             10.93                   10.93
    172                 7.42             12.11                   12.11
    173                 6.70             10.94                   10.94
    174                 6.93             11.30                   11.30
    175                 6.70             10.94                   10.94
    176                 6.93             11.31                   11.31
    177                 6.70             10.94                   10.94
    178                 6.17             11.20                   11.20
    179                 6.38             11.57                   11.57
    180                 6.17             11.20                   11.20
    181                 6.38             11.57                   11.57
    182                 6.17             11.20                   11.20
    183                 6.17             11.20                   11.20
    184                 6.83             12.41                   12.41
    185                 6.17             11.21                   11.21
    186                 6.38             11.58                   11.58
    187                 6.17             11.21                   11.21
    188                 6.38             11.58                   11.58
    189                 6.17             11.21                   11.21
    190                 6.17             11.21                   11.21
    191                 6.38             11.59                   11.59
    192                 6.17             11.22                   11.22
    193                 6.38             11.59                   11.59
    194                 6.17             11.22                   11.22
    195                 6.17             11.22                   11.22
    196                 6.60             12.00                   12.00
    197                 6.17             11.22                   11.22
    198                 6.38             11.60                   11.60
    199                 6.17             11.23                   11.23
    200                 6.38             11.60                   11.60
    201                 6.17             11.23                   11.23
    202                 6.17             11.23                   11.23
    203                 6.38             11.61                   11.61
    204                 6.17             11.23                   11.23
    205                 6.38             11.61                   11.61
    206                 6.17             11.24                   11.24
    207                 6.17             11.24                   11.24
    208                 6.83             12.44                   12.44
    209                 6.17             11.24                   11.24
    210                 6.38             11.62                   11.62
    211                 6.17             11.24                   11.24
    212                 6.38             11.62                   11.62
    213                 6.17             11.25                   11.25
    214                 6.17             11.25                   11.25
    215                 6.38             11.62                   11.62
    216                 6.17             11.25                   11.25
    217                 6.38             11.63                   11.63
    218                 6.17             11.25                   11.25
    219                 6.17             11.26                   11.26
    220                 6.84             12.46                   12.46
    221                 6.17             11.26                   11.26
    222                 6.38             11.63                   11.63
    223                 6.17             11.26                   11.26
    224                 6.38             11.64                   11.64
    225                 6.17             11.26                   11.26
    226                 6.17             11.27                   11.27
    227                 6.38             11.64                   11.64
    228                 6.17             11.27                   11.27
    229                 6.38             11.65                   11.65
    230                 6.17             11.27                   11.27
    231                 6.17             11.27                   11.27
    232                 6.84             12.48                   12.48
    233                 6.17             11.28                   11.28
    234                 6.38             11.65                   11.65
    235                 6.17             11.28                   11.28
    236                 6.38             11.66                   11.66
    237                 6.17             11.28                   11.28
    238                 6.17             11.28                   11.28
    239                 6.38             11.66                   11.66
    240                 6.17             11.29                   11.29
    241                 6.38             11.67                   11.67
    242                 6.17             11.29                   11.29
    243                 6.17             11.29                   11.29
    244                 6.60             12.07                   12.07
    245                 6.17             11.30                   11.30
    246                 6.38             11.67                   11.67
    247                 6.17             11.30                   11.30
    248                 6.38             11.68                   11.68
    249                 6.17             11.30                   11.30
    250                 6.17             11.30                   11.30
    251                 6.38             11.68                   11.68
    252                 6.17             11.31                   11.31
    253                 6.38             11.68                   11.68
    254                 6.17             11.31                   11.31
    255                 6.17             11.31                   11.31
    256                 6.84             12.52                   12.52
    257                 6.17             11.31                   11.31
    258                 6.38             11.69                   11.69
    259                 6.17             11.32                   11.32
    260                 6.38             11.70                   11.70
    261                 6.17             11.32                   11.32
    262                 6.17             11.32                   11.32
    263                 6.38             11.70                   11.70
    264                 6.17             11.33                   11.33
    265                 6.38             11.70                   11.70
    266                 6.17             11.33                   11.33
    267                 6.17             11.33                   11.33
    268                 6.84             12.55                   12.55
    269                 6.17             11.33                   11.33
    270                 6.38             11.71                   11.71
    271                 6.17             11.34                   11.34
    272                 6.38             11.72                   11.72
    273                 6.17             11.34                   11.34
    274                 6.17             11.34                   11.34
    275                 6.38             11.72                   11.72
    276                 6.17             11.35                   11.35
    277                 6.38             11.72                   11.72
    278                 6.17             11.35                   11.35
    279                 6.17             11.35                   11.35
    280                 6.84             12.57                   12.57
    281                 6.17             11.35                   11.35
    282                 6.38             11.73                   11.73
    283                 6.17             11.36                   11.36
    284                 6.38             11.74                   11.74
    285                 6.17             11.36                   11.36
    286                 6.17             11.36                   11.36
    287                 6.38             11.74                   11.74
    288                 6.17             11.37                   11.37
    289                 6.38             11.75                   11.75
    290                 6.18             11.37                   11.37
    291                 6.18             11.37                   11.37
    292                 6.60             12.16                   12.16
    293                 6.18             11.37                   11.37
    294                 6.38             11.75                   11.75
    295                 6.18             11.38                   11.38
    296                 6.38             11.76                   11.76
    297                 6.18             11.38                   11.38
    298                 6.18             11.38                   11.38
    299                 6.38             11.76                   11.76
    300                 6.18             11.39                   11.39
    301                 6.38             11.77                   11.77
    302                 6.18             11.39                   11.39
    303                 6.18             11.39                   11.39
    304                 6.84             12.61                   12.61
    305                 6.18             11.39                   11.39
    306                 6.38             11.78                   11.78
    307                 6.18             11.40                   11.40
    308                 6.38             11.78                   11.78
    309                 6.18             11.40                   11.40
    310                 6.18             11.40                   11.40
    311                 6.38             11.78                   11.78
    312                 6.18             11.41                   11.41
    313                 6.38             11.79                   11.79
    314                 6.18             11.41                   11.41
    315                 6.18             11.41                   11.41
    316                 6.84             12.64                   12.64
    317                 6.18             11.41                   11.41
    318                 6.38             11.80                   11.80
    319                 6.18             11.42                   11.42
    320                 6.38             11.80                   11.80
    321                 6.18             11.42                   11.42
    322                 6.18             11.42                   11.42
    323                 6.38             11.81                   11.81
    324                 6.18             11.43                   11.43
    325                 6.38             11.81                   11.81
    326                 6.18             11.43                   11.43
    327                 6.18             11.43                   11.43
    328                 6.84             12.66                   12.66
    329                 6.18             11.44                   11.44
    330                 6.38             11.82                   11.82
    331                 6.18             11.44                   11.44
    332                 6.38             11.82                   11.82
    333                 6.18             11.44                   11.44
    334                 6.18             11.44                   11.44
    335                 6.38             11.83                   11.83
    336                 6.18             11.45                   11.45
    337                 6.38             11.83                   11.83
    338                 6.18             11.45                   11.45
    339                 6.18             11.45                   11.45
    340                 6.60             12.24                   12.24
    341                 6.18             11.46                   11.46
    342                 6.38             11.84                   11.84
    343                 6.18             11.46                   11.46
    344                 6.38             11.84                   11.84
    345                 6.18             11.46                   11.46
    346                 6.18             11.46                   11.46
    347                 6.38             11.85                   11.85
    348                 6.18             11.47                   11.47
    349                 6.38             11.85                   11.85
    350                 6.17             11.47                   11.47
    351                 6.17             11.47                   11.47
    352                 6.84             12.70                   12.70
    353                 6.17             11.47                   11.47
    354                 6.38             11.85                   11.85
    355                 6.17             11.47                   11.47
    356                 6.37             11.84                   11.84
    357                 6.16             11.43                   11.43
    358                 5.91             10.38                   10.38
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